Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report






                       MARCH 2005 MONTHLY OPERATING REPORT
        FOR THE FIVE WEEK PERIOD FROM FEBRUARY 27, 2005 TO APRIL 2, 2005

DEBTORS' ADDRESS:              Footstar, Inc.
                               933 MacArthur Blvd.
                               Mahwah, NJ 07430

DEBTORS' ATTORNEY:             Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, N.Y. 10153



REPORT PREPARER:               Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
------------------------------------
Richard L. Robbins
Senior Vice President of Financial Reporting and Control




                              Date: April 29, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


                               TABLE OF CONTENTS



                                                                          Page
                                                                          ----

Condensed Consolidated Balance Sheet                                       3

Condensed Consolidated Statements of Operations                            4

Condensed Consolidated Statements of Cash Flows                            5

Notes to Condensed Consolidated Financial Statements                       6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                        16

Schedule 2:  Condensed Consolidating Statement of Operations              17

Schedule 3:  Total Disbursements by Debtor Entity                         18

Schedule 4:  Additional Information                                       19

     o    Cash Summary
     o    Accounts Receivable Aging Summary
     o    Summary of Unpaid Post-Petition Accounts Payable
     o    Summary of Taxes Payable

Schedule 5:  Certifications                                               21

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  April 2, 2005
                                   (Unaudited)
                          (tabular amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents                                                        $ 198.9
Amounts due from retail sales                                                       16.8
Accounts receivable, net                                                             6.0
Inventories                                                                        119.7
Prepaid expenses and other current assets                                           33.3
                                                                -------------------------
Total current assets                                                               374.7

Property and equipment, net                                                         33.3
Intangible assets, net                                                              10.3
Deferred charges and other assets                                                    2.6
                                                                -------------------------
Total Assets                                                                     $ 420.9
                                                                =========================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject To Compromise:
Accounts payable                                                                  $ 82.1
Accrued expenses                                                                    34.4
Taxes payable                                                                       12.8
                                                                -------------------------
Total current liabilities                                                          129.3
Long-term liabilities                                                               37.3
                                                                -------------------------
Total liabilities not subject to compromise                                        166.6
                                                                -------------------------
Liabilities subject to compromise:
Secured liabilities                                                                  7.1
Unsecured liabilities                                                              154.1
Minority interests                                                                  13.2
                                                                -------------------------
Total liabilities subject to compromise                                            174.4
                                                                -------------------------

Minority interests                                                                  15.0
                                                                -------------------------
Total Liabilities                                                                  356.0
                                                                -------------------------

Shareholders' Equity:
Common stock $.0l par value: 100,000,000 shares
  authorized, 31,060,528 shares issued                                               0.3
Additional paid-in capital                                                         343.0
Treasury stock: 10,711,569 shares at cost                                         (310.6)
Unearned compensation                                                               (0.3)
Retained earnings                                                                   32.5
                                                                -------------------------
Total Shareholders' Equity                                                          64.9
                                                                -------------------------
Total Liabilities and Shareholders' Equity                                       $ 420.9
                                                                =========================

See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             For The Period From February 27, 2005 To April 2, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                                                Cumulative
                                                                                         Month of March        Filing to Date
                                                                                       -----------------    --------------------
Net sales                                                                                        $ 67.3                 $ 871.0
Cost of sales                                                                                      43.4                   589.7
                                                                                       -----------------    --------------------
Gross profit                                                                                       23.9                   281.3

Store operating, selling, general and administrative expenses                                      18.8                   253.4
Depreciation and amortization                                                                       0.6                    22.5
Other income                                                                                          -                    (9.2)
Interest (income) expense                                                                          (0.3)                    5.7
                                                                                       -----------------    --------------------
Income before reorganization expenses                                                               4.8                     8.9
                                                                                       -----------------    --------------------

Reorganization expenses:
Store and distribution center closing and related asset impairment costs                              -                    36.9
Gain on settlement of bankruptcy claims                                                               -                    (0.7)
Professional fees                                                                                   1.5                    20.5
                                                                                       -----------------    --------------------
Total reorganization expenses                                                                       1.5                    56.7
                                                                                       -----------------    --------------------

Income (loss) before income taxes, minority interests and discontinued operations                   3.3                   (47.8)
Provision (benefit) for income taxes                                                                0.9                    (4.3)
                                                                                       -----------------    --------------------
Income (loss) before minority interests and discontinued operations                                 2.4                   (43.5)

Minority interests in net (income) loss of subsidiaries                                            (0.5)                   12.5
Loss from discontinued Athletic Segment                                                               -                   (35.1)
Gain from disposal of Athletic Segment                                                              0.7                    25.9
                                                                                       -----------------    --------------------

Net income (loss)                                                                                 $ 2.6                 $ (40.2)
                                                                                       =================    ====================

See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report

                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES

                             (Debtor-In-Possession)
                             CONDENSED CONSOLIDATED
                            STATEMENTS OF CASH FLOWS
             For The Period From February 27, 2005 To April 2, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                                        Cumulative
                                                                               Month of March          Filing to Date
                                                                             ------------------      --------------------
Net cash (used in) provided by operating activities                                     $ (5.0)                  $ 102.3
                                                                             ------------------      --------------------

Cash flows provided by investing activities:
Additions to property and equipment                                                       (0.1)                     (2.8)
Proceeds from sale of furniture and equipment                                                -                       0.6
Net proceeds from sale of Distribution Centers                                               -                      46.7
Proceeds from sale of Shoe Zone                                                              -                       5.4
Proceeds from sale of Athletic Division                                                    0.8                     236.9
                                                                             ------------------      --------------------
Net cash provided by investing activities                                                  0.7                     286.8
                                                                             ------------------      --------------------

Cash flows used in financing activities:
Repayments on notes payable                                                                  -                    (207.1)
Other                                                                                        -                      (0.2)
                                                                             ------------------      --------------------

Net cash used in financing activities                                                        -                    (207.3)
                                                                             ------------------      --------------------

Net (decrease) increase in cash and cash equivalents                                      (4.3)                    181.8
Cash and cash equivalents, beginning of period                                           203.2                      17.1
                                                                             ------------------      --------------------

Cash and cash equivalents, end of period                                               $ 198.9                   $ 198.9
                                                                             ==================      ====================




See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.         THE COMPANY

Footstar, Inc., which may be referred to as "Footstar", the "Company", "we", "us", or "our" is principally a retailer conducting business through its Meldisco Segment and, prior to its sale of certain stores to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004 and the closing of underperforming stores, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through various retail chains (for example, Footaction and Just For Feet), and via catalogs and the Internet.

2.         BANKRUPTCY FILING

Commencing March 2, 2004 ("Petition Date"), Footstar and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350
(ASH)" (the "Chapter 11 cases"). The Debtors are currently operating their business and managing their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. As a debtor-in-possession, we are authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

We sought bankruptcy protection after we determined we could not obtain necessary liquidity from our lending syndicate or additional debt or equity financing. This decline in liquidity primarily resulted from unprofitable results in the Athletic Segment, a reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

Since the Petition Date, we have exited the Athletic Segment entirely by closing certain underperforming stores and selling the remainder of the stores and the other assets.

In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we determined to sell or liquidate all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated Department Stores, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


We have sold other assets, including our distribution centers in Mira Loma, California ("Mira Loma") and Gaffney, South Carolina. The purchaser of Mira Loma, Thrifty Oil Co. has leased Mira Loma to FMI International LLC, a logistics provider, which will provide us with warehousing and distribution services through June 30, 2012 under a receiving, warehousing and distribution services agreement.

Under the Bankruptcy Code, we have the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against us in the Court in accordance with the Bankruptcy Code. We expect that as a result of the rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, we may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including our payment or "cure" of all outstanding liabilities thereunder. We expect that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on our consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against us, we are unable to project the total magnitude of such claims with any degree of certainty. We have incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

In order to exit Chapter 11 successfully, we will need to obtain Court confirmation of a Chapter 11 Plan that satisfies the requirements of the Bankruptcy Code. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on our business, creditors or stockholders or when we may emerge from Chapter 11, if at all.

We filed our Chapter 11 plan (the "Plan") with the Court on November 12, 2004. The Plan provides for an orderly reorganization of the Company and cash distributions to impaired parties and is subject to a vote by eligible ballot holders. Alternatively, the Plan allows for a sale of all or substantially all of our assets and/or equity interests in the Meldisco business, following notice and a hearing.

3.         BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, our pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. We are in the process of reconciling our pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


We report our operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of March results reflect a five week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. This MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in this MOR.

We are preparing for the commencement of the audit of our 2004 consolidated financial statements as we continue the process of becoming current in our public filings. The audit of fiscal year 2004 may require that additional adjustments be made to previously reported results. In addition, as this period has not been finalized, adjustments or transactions which are identified in 2005 related to 2004 will be reflected in such period.

During March 2005, we recorded an $11.6 million adjustment to cumulative filing to date in the accompanying condensed consolidated statements of operations primarily related to costs on disposal of the Athletic Segment which were initially recorded in fiscal 2004 and, as a result of the 2003 audit, recorded in fiscal 2003. The net effect on beginning retained earnings was $0.4 million.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

This MOR contains unaudited information for all periods, which is subject to further review and potential adjustments and which may be different from those that will be included in our reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of this MOR may not allow for meaningful comparison with our publicly disclosed consolidated financial statements.

Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of our future operations or financial position. No assurance can be given that we will be successful in reorganizing our affairs within the Chapter 11 bankruptcy proceedings.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


4.         THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, we entered into a two year, $300.0 million senior secured Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement was subsequently amended and, as is currently constituted (the "DIP and Exit Facility"), we have access to up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit with availability determined by a borrowing base formula based upon inventory and accounts receivable. Upon emergence from Chapter 11, we may, at our option, and subject to satisfaction of certain conditions, convert the DIP and Exit Facility to post-emergence financing (the "Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. The conditions include the absence of any default or event of default, confirmation of the Plan, and occurrence of all conditions related thereto, resolution of all issues related to our assumption of the Master Agreement with Kmart effective as of July 1, 1995, as amended ("Master Agreement"), our delivery of forward looking projections acceptable to the lender and specified availability levels. Borrowings under the DIP and Exit Facility bear interest at either Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at our option, with the applicable margin based on excess availability levels. A quarterly fee of 0.3% per annum is payable on the unutilized balance.

The DIP and Exit Facility has a total term not to exceed five years from the Petition Date and expires upon Plan confirmation. The Exit Facility is effective upon our emergence from bankruptcy and its term will be three years. Because there could be a number of months between confirmation and emergence, we plan to work with our current lenders to ensure the DIP and Exit Facility is amended to provide financial support to us during the period from Plan confirmation to emergence. As of April 2, 2005, there were no loans outstanding under the DIP and Exit Facility and outstanding letters of credit thereunder totaled $20.1 million.

The DIP and Exit Facility is secured by substantially all of the assets of the Company and contains various affirmative and negative covenants, representations, warranties and events of default to which we are subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After our emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, we will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting our business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that we maintain with Kmart is in full force and effect and not in default. A failure by us to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


and Exit Facility. Upon the request of the Company, the lenders have extended the time for the delivery of the 2003 and 2004 annual consolidated financial statements and certain compliance certifications until we exit from Chapter 11. On April 8, 2005, we filed our 2003 Consolidated Financial Statements.

5.         DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of our initial restructuring plans, after filing for Chapter 11 we closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

We obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of our 88 Just For Feet locations. In connection therewith, we employed Hilco Merchant Resources LLC to act as our liquidation agent to maximize the value of the inventory at these stores.

With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), we employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $71.8 million prior to mitigation. As of April 2, 2005, we have mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $52.9 million. Of this amount, $3.3 million has been paid to date resulting in a remaining obligation of $49.6 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise- Unsecured liabilities".

On April 21, 2004, we received Court approval to sell to Foot Locker 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to us. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount. As of April 2, 2005, Footlocker has entered into new leases for 12 of the above-mentioned 14 store locations and one store location has been leased by the landlord to a third party. As of April 2, 2005, approximately $9.2 million of the above mentioned $13.0 million escrow amount has been released to us, approximately $2.2 million has been released to Foot Locker, and approximately $1.6 million remained in escrow.

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


Disposal of Long Lived Assets". Accordingly, we have reported the results of the discontinued Athletic Segment as a separate component of operations. As of April 2, 2005 the estimated gain from disposal of the Athletic Segment, including the effect of closing the underperforming stores, distribution centers and warehouse facilities, is approximately $25.9 million, which will increase by the amount of any remaining escrowed cash that is released to us as noted above.

6.         SIGNIFICANT KMART RELATIONSHIP

The business relationship between Meldisco and Kmart is extremely important to us. The licensed footwear departments in Kmart have historically provided a significant portion of our total sales and profits, and comprise an even greater percentage of our sales and profits now that the we have exited all of our Athletic Segment businesses and most of our other Meldisco businesses. The loss of Meldisco's Kmart business, a significant further reduction in customer traffic in Kmart stores or the closing of a significant number of Kmart stores would have a material adverse effect on us and would likely not allow us to continue to operate.

Our arrangement with Kmart is governed by the Master Agreement. The Master Agreement provides us with the non-transferable, exclusive right and license to operate a footwear department in every Kmart store. The initial term of the Master Agreement expires on July 1, 2012, and is renewable for a 15 year term upon mutual agreement, unless either party gives notice of termination at least four years prior to the end of the applicable term. Certain sub-agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances.

On August 12, 2004, we filed a motion to assume the Master Agreement (the "Assumption Motion"). On September 30, 2004, Kmart filed an objection to this motion (the "Assumption Objection") and cross-moved to lift the Automatic Stay to enable Kmart to terminate the Master Agreement (the "Cross-Motion").

In the Assumption Objection, Kmart argued that the Master Agreement was non-assumable under section 365(c)(1) of the Bankruptcy Code because applicable law rendered the Master Agreement non-assignable. In addition, Kmart argued that the Master Agreement was non-assumable pursuant to section 365(b)(2)(D) of the Bankruptcy Code because we had defaulted under the Master Agreement and such defaults are incurable. Finally, Kmart disputed the amount of cure we would owe should they be authorized to assume the Master Agreement. We contend that, as of the Petition Date, the cure amount is approximately $19.0 million, while Kmart asserts that the cure amounts are no less than $57.8 million. In the Cross-Motion, Kmart argued that, because the Master Agreement is non-assumable, Kmart should be entitled to exercise a termination provision pursuant to section 365(e)(2) of the Bankruptcy Code.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


We contested the factual assertions and arguments contained in the Assumption Objection and the Cross-Motion. Specifically, we argued that applicable nonbankruptcy law does not prevent us from assigning the Master Agreement. In addition, we argued that, even if applicable nonbankruptcy law prevented assignment of the Master Agreement, section 365(c)(1) did not prevent it from assuming the Master Agreement. Finally, we argued that section 365(b)(2)(D) did not prevent assumption. On December 17, 2004, a hearing was held to determine whether, as a matter of law, we can assume the Master Agreement. On February 16, 2005, the Court issued its Decision on Motion to Assume Executory Contracts (the "Assumption Decision"). In the Assumption Decision, the Court overruled the Assumption Objection to the extent it was based upon section 365(c)(1) of the Bankruptcy Code. Specifically, the Court ruled that section 365(c)(1) does not prevent assumption of the Master Agreement by us because we do not intend to assign the Master Agreement. The Court did not resolve the issue of whether the Master Agreement was assignable under applicable nonbankruptcy law. The Court reserved its decision on the issue of section 365(b)(2)(D) until the completion of discovery.

The Court has not rendered a decision on the remaining issues raised by the Assumption Objection or the Cross-Motion. On February 28, 2005, Kmart filed its Motion for Reargument of Decision on Motion to Assume Executory Contract (the "Reargument Motion"). In the Reargument Motion, Kmart requested that the Court reconsider its Assumption Decision on the grounds that controlling precedent mandates a reversal of the Assumption Decision. We filed our response to the Reargument Motion on March 18, 2005. The Court held a hearing on the Reargument Motion on March 31, 2005. At this hearing, the Court reaffirmed the Assumption Decision.

Kmart has requested additional briefing and argument before the Court with respect to the termination of the Master Agreement pursuant to section 365(e)(2) of the Bankruptcy Code. A hearing on this matter was held on April 21, 2005 and we are awaiting the decision of the Court.

On March 17, 2005, the Court entered a scheduling order establishing a timetable for the resolution of the remaining issues raised by the Assumption Motion, the Assumption Objection, and the Cross-Motion. While the Court did not schedule a final hearing date, we anticipate a final hearing will be held in July 2005.

There is no guarantee that the Court will authorize us to assume the Master Agreement or Kmart to terminate the Master Agreement under section 365(e)(2) of the Bankruptcy Code. Additionally, we cannot be sure what cure amounts will be owing to Kmart whether or not the Court authorizes us to assume the Master Agreement.

In June 2004, Kmart announced the sale of 54 of its retail store locations to Sears, Roebuck and Co. ("Sears") but agreed that Kmart would continue to operate such stores until Sears could complete its conversion plans. Thereafter, in November 2004, Kmart announced plans to acquire Sears (the "Sears Acquisition"), which closed on March 24, 2005. Following the announcement of the Sears Acquisition, we received inconsistent information from Kmart regarding its plans

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


to convert certain of its stores to a different retail format. Initially, Kmart advised us of its intent to convert approximately 25 of the 54 stores to Sears Essentials stores, and that Kmart expected us to discontinue operating the footwear departments in those stores. Kmart then informed us that only 11 of these 25 stores were slated for a format conversion. After receiving inconsistent information from Kmart regarding its plans for the stores, we filed a motion with the Court on January 28, 2005 (the "Examination Motion") seeking to compel Kmart to produce certain documents relating to the proposed Sears Acquisition and Kmart's business plans relating to the operation of footwear departments in its stores.

Shortly after we filed the Examination Motion, Kmart announced its plan to begin the reconfiguration of some of the stores slated for conversion to a new Sears format. We then received a notice from Kmart instructing us to either vacate approximately 24 stores or have the footwear departments relocated within the stores while their reconfiguration took place. We believe that the Master Agreement continues to grant us the exclusive right to operate footwear departments in all stores which are directly or indirectly owned by Kmart and which at one time operated as Kmart stores, whether or not Kmart converts or operates certain of the stores under a different discount retail name, such as the Sears Essentials name. Accordingly, after receiving the notice from Kmart, we filed a motion (the "Enforcement Motion") requesting that the Court adjudge and determine Kmart to be in contempt for violation of the Automatic Stay and assess compensatory damages. Kmart replied to the Enforcement Motion by arguing that the Automatic Stay did not prevent Kmart from converting the stores to a different format because our rights under the Master Agreement to sell footwear in the converting stores expire upon their conversion.

On February 24, 2005, the Court held a preliminary hearing with respect to the Enforcement Motion and ruled that the Automatic Stay barred Kmart from taking any actions to remove us from the stores absent a motion for relief from the Automatic Stay. Accordingly, on March 4, 2005, Kmart filed the Kmart Stay Motion. On April 6, 2005, the Court heard legal arguments concerning our claim that we have the right to continue to operate in the converted stores and reserved decision. Footstar and Kmart are currently discussing a schedule for discovery on any factual issues relating to the Kmart Stay Motion that might remain outstanding after the Court renders an opinion on the issues raised at the April 6, 2005 hearing.

7.         LIABILITIES SUBJECT TO COMPROMISE

In the condensed consolidated balance sheet, the caption "Liabilities subject to compromise" reflects our current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, we have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. We have notified all known pre-petition creditors of the establishment of a bar date by which creditors

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


must file a proof of claim, which bar date has now passed for all creditors. Differences between liability amounts recorded by us and claims filed by creditors are being reconciled and, if necessary, the Court will make a final determination of allowable claims. We continue to evaluate the amount of our pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.
`
8.         LEGAL PROCEEDINGS

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

The Company and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. We are in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

9.         REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $1.5 million and $29.6 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $9.1 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.        INCOME TAXES

We have established a valuation allowance for substantially all of our deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

We record a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries, as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, we provide for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


11.        ACTUARIAL DETERMINED LIABILITIES

We maintain liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.        CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for our reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. We allocate various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
                                   (Unaudited)
                              (amounts in millions)
                                  April 2, 2005
                                                                     SCHEDULE 1

                                                         Athletic           Meldisco
                                                         Division           Division          Corporate              Total
                                                      ---------------    --------------     ---------------    ------------------
ASSETS
Current Assets:
Cash and cash equivalents                                      $ 0.1           $ 198.5               $ 0.3               $ 198.9
Amounts due from retail sales                                      -              16.8                   -                  16.8
Accounts receivable, net                                           -               5.6                 0.4                   6.0
Inventories                                                        -             122.9                (3.2)                119.7
Prepaid expenses and other current assets                       (0.7)             33.4                 0.6                  33.3
Intercompany                                                   233.9             340.3              (574.2)                    -
                                                      ---------------    --------------     ---------------    ------------------
Total current assets                                           233.3             717.5              (576.1)                374.7

Property and equipment, net                                        -              33.3                   -                  33.3
Intangible assets, net                                             -                 -                10.3                  10.3
Deferred charges and other assets                                0.1               2.5                   -                   2.6
                                                      ---------------    --------------     ---------------    ------------------
Total Assets                                                 $ 233.4           $ 753.3            $ (565.8)              $ 420.9
                                                      ===============    ==============     ===============    ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject To Compromise:
Accounts payable                                              $ (1.9)           $ 84.0                 $ -                $ 82.1
Accrued expenses                                                 1.4              34.3                (1.3)                 34.4
Taxes payable                                                    3.1               6.5                 3.2                  12.8
                                                      ---------------    --------------     ---------------    ------------------
Total current liabilities                                        2.6             124.8                 1.9                 129.3
Long-term liabilities                                              -              37.3                   -                  37.3
                                                      ---------------    --------------     ---------------    ------------------
Total liabilities not subject to compromise                      2.6             162.1                 1.9                 166.6
                                                      ---------------    --------------     ---------------    ------------------
Liabilities subject to compromise:
Secured liabilities                                                -               7.1                   -                   7.1
Unsecured liabilities                                          105.9              48.1                 0.1                 154.1
Minority interests                                                 -              13.2                   -                  13.2
                                                      ---------------    --------------     ---------------    ------------------
Total liabilities subject to compromise                        105.9              68.4                 0.1                 174.4
                                                      ---------------    --------------     ---------------    ------------------

Minority interests                                                 -              15.0                   -                  15.0
                                                      ---------------    --------------     ---------------    ------------------
Total Liabilities                                              108.5             245.5                 2.0                 356.0
                                                      ---------------    --------------     ---------------    ------------------

Shareholders' Equity (Deficit):
Common stock                                                       -                 -                 0.3                   0.3
Additional paid-in capital                                     269.5             217.0              (143.5)                343.0
Treasury stock                                                     -                 -              (310.6)               (310.6)
Unearned compensation                                              -              (0.3)                  -                  (0.3)
Retained earnings (deficit)                                   (144.6)            291.1              (114.0)                 32.5
                                                      ---------------    --------------     ---------------    ------------------
Total Shareholders' Equity (Deficit)                           124.9             507.8              (567.8)                 64.9
                                                      ---------------    --------------     ---------------    ------------------
Total Liabilities and Shareholders' Equity (Deficit)         $ 233.4           $ 753.3            $ (565.8)              $ 420.9
                                                      ===============    ==============     ===============    ==================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
             For The Period From February 27, 2005 To April 2, 2005
                                   (Unaudited)
                              (amounts in millions)

                                                                     SCHEDULE 2

                                                          Athletic           Meldisco
                                                          Division           Division         Corporate              Total
                                                     ------------------   --------------    --------------    -------------------
Net sales                                                          $ -           $ 67.3               $ -                 $ 67.3
Cost of sales                                                        -             43.9              (0.5)                  43.4
                                                     ------------------   --------------    --------------    -------------------
Gross profit                                                         -             23.4               0.5                   23.9

Store operating, selling, general and
   administrative expenses                                           -             18.6               0.2                   18.8
Depreciation and amortization                                        -              0.6                 -                    0.6
Interest (income) expense                                            -              2.8              (3.1)                  (0.3)
                                                     ------------------   --------------    --------------    -------------------
Income before reorganization expenses                                -              1.4               3.4                    4.8
                                                     ------------------   --------------    --------------    -------------------

Reorganization expenses:
Professional fees                                                    -              1.5                 -                    1.5
                                                     ------------------   --------------    --------------    -------------------
Total reorganization expenses                                        -              1.5                 -                    1.5
                                                     ------------------   --------------    --------------    -------------------

Income (loss) before income taxes and minority
   interests                                                         -             (0.1)              3.4                    3.3
Provision for income taxes                                           -              0.9                 -                    0.9
                                                     ------------------   --------------    --------------    -------------------
(Loss) income before minority interests and
   discontinued operations                                           -             (1.0)              3.4                    2.4

Minority interests in net income of subsidiaries                     -             (0.5)                -                   (0.5)
Gain from disposal of Athletic Segment                             0.7                -                 -                    0.7
                                                     ------------------   --------------    --------------    -------------------

Net income (loss)                                                $ 0.7           $ (1.5)            $ 3.4                  $ 2.6
                                                     ==================   ==============    ==============    ===================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


                                                                    SCHEDULE 3


Total Disbursements by Debtor Entity
For the Period From February 27, 2005 to April 2, 2005 amounted to $53.794 million.




See attached Exhibit 1 for details on an entity-by-entity basis.
--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report

                                   EXHIBIT #1
                              MARCH MOR SCHEDULE 3
                              --------------------

                                                                                                             TOTAL
CASE NO. 04-                                        DEBTOR                                               DISBURSEMENTS
22350                     Footstar, Inc.                                                                             0
22351                     Footstar Corporation                                                              23,853,177
22352                     Apache-Minnesota Thom Mcan, Inc.                                                           0
22353                     ATHLETIC ATTIC OF TEXAS, INC.                                                              0
22354                     Athletic Center, Inc.                                                                      0
22355                     Feet Center, Inc.                                                                         45
22356                     Feet of Colorado, Inc.                                                                     0
22357                     Footaction Center, Inc.                                                                1,667
22358                     Footstar Center, Inc.                                                                      0
22359                     FWS I, INC.                                                                                0
22360                     FWS II, INC.                                                                               0
22361                     LFD I, INC.                                                                                0
22362                     LFD II, INC.                                                                               0
22363                     Mall of America Fan Club, Inc.                                                             0
22364                     Meldisco H.C., Inc.                                                                   45,156
22365                     Miles Shoes Meldisco Lakewood, Colorado, Inc.                                         19,135
22366                     SHOE ZONE CENTER, INC.                                                                     0
22367                     STELLAR WHOLESALING, INC.                                                             11,800
22368                     Nevada Feet, Inc.                                                                          0
22369                     CONSUMER DIRECT WAUSAU, INC.                                                               0
22370                     CD SERVICES LLC                                                                            0
22371                     Footstar HQ, LLC                                                                           0
22372                     FA SALES LLC                                                                               0
22373                     CDIRECT, INC.                                                                              0
22374                     LFD Operating, Inc.                                                                        0
22375                     LFD Today, Inc.                                                                            0
22376                     Feet HQ, Inc.                                                                        153,851
22377                     FA HQ, Inc.                                                                              795
22378                     AP LLC                                                                                     0
27000                     MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                             0
27001                     MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                         0
27002                     MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                            100
27003                     MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                       0
27004                     MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                  45
27005                     MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                         0
27006                     MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                     0
27007                     MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                             0
27008                     MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                               310
27009                     MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                            0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27010                     MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                         45
27011                     MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                       300
27012                     MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                           0
27013                     MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                490
27014                     MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                        0
27015                     MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                            0
27016                     MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                            0
27017                     MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                 50
27018                     MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                          0
27019                     MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                              0
27020                     MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                 0
27021                     MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                       510
27022                     MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                         600
27023                     MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                           0
27024                     MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                              0
27025                     MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                             720
27026                     MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                        540
27027                     MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                            348
27028                     MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                     890
27029                     MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                            0
27030                     MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                 0
27031                     MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                              0
27032                     MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                            0
27033                     MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                            0
27034                     MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                              0
27035                     MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                   0
27036                     MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                          0
27037                     MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                               0
27038                     MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                              0
27039                     MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                          0
27040                     SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                      0
27041                     SHOE ZONE #8415                                                                            0
27042                     MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                        617
27043                     SHOE ZONE #8414                                                                            9
27044                     MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                        486
27045                     SHOE ZONE FAIRWAY CENTER, INC.                                                             0
27046                     SHOE ZONE #8418                                                                            0
27047                     SHOE ZONE 8432, INC.                                                                       0
27048                     MELDISCO/PAY LESS YELM, WA., INC.                                                        760
27049                     MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                              0
27050                     SHOE ZONE 8439, INC.                                                                       0
27051                     MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                    792
27052                     MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                    14,317
27053                     MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                    748
27054                     MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                        674
27056                     MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                          724
27057                     SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                            0
27058                     SHOE ZONE #8412                                                                            9
27059                     MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                         782

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27060                     MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                1,433
27061                     MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                 477
27062                     SHOE ZONE 8428, INC.                                                                       0
27063                     SHOE ZONE 8421, INC.                                                                       0
27064                     MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                       1,142
27065                     MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                             0
27067                     SHOE ZONE 8436, INC.                                                                       0
27068                     WESTHEIMER SHOE ZONE, INC.                                                                 0
27069                     SHOE ZONE 8433, INC.                                                                       0
27070                     MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                               0
27071                     MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                         410
27072                     MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                     772
27073                     MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                               1,041
27074                     MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                  750
27075                     SUNLAND SHOE ZONE, INC.                                                                    0
27076                     SHOE ZONE #8400                                                                            0
27077                     SHOE ZONE #8401                                                                            0
27078                     SHOE ZONE #8402                                                                            0
27079                     SHOE ZONE #8403                                                                            0
27080                     MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                         882
27081                     SHOE ZONE #8419                                                                            0
27082                     SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                               0
27083                     MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                          774
27084                     SHOE ZONE #8406                                                                            0
27085                     SHOE ZONE #8404                                                                            0
27086                     SHOE ZONE #8407                                                                            0
27087                     SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                        0
27088                     SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                              0
27089                     SHOE ZONE 8435, INC.                                                                       0
27090                     MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                           699
27091                     SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                           0
27092                     MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                         0
27093                     MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                 0
27094                     MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                25
27095                     MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                         25
27096                     MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                      0
27097                     MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                             0
27098                     MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                          0
27099                     MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                 0
27100                     MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                0
27101                     MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                               0
27102                     MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                               0
27103                     MELDISCO/PAY LESS SANDY, UT., INC.                                                       749
27104                     MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                          0
27105                     MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                 0
27106                     MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                               0
27107                     MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                              0
27108                     MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                        0
27109                     MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                               0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27110                     MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                   0
27111                     MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                           0
27112                     MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                      0
27113                     MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                             0
27114                     MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                           0
27115                     MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                         0
27116                     KLECKLEY AVENUE SHOE ZONE, INC.                                                            0
27117                     MELDISCO - MCE 100 MAIN ST., NY., INC.                                                     0
27118                     MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                    0
27119                     MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                 0
27120                     MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                  0
27121                     MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                               0
27122                     MELDISCO - GORD 4401 27TH ST., IL., INC.                                                   0
27123                     MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                            0
27124                     MELDISCO - GORD 4600 VINE ST., NE., INC.                                                   0
27125                     MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                            30
27126                     BELLAIRE GESSNER SHOE ZONE, INC.                                                           0
27127                     MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                0
27128                     SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                      9,201
27129                     MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                0
27130                     MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                0
27131                     MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                             0
27132                     MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                              0
27133                     MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                  0
27134                     MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                  0
27135                     MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                      0
27136                     MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                 0
27137                     MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                               0
27138                     MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                              57
27139                     MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                               275
27140                     MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                              0
27141                     MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                               0
27142                     MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                            0
27143                     MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                        25
27144                     MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                1,762
27145                     MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                          751
27146                     MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                          69
27147                     MELDISCO/PAY LESS CANBY, OR., INC.                                                     1,060
27148                     MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                    783
27149                     MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                             769
27150                     MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                         732
27151                     MELDISCO/PAY LESS BREMERTON, WA., INC.                                                 1,563
27152                     MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                 888
27153                     MELDISCO/PAY LESS BLAINE, WA., INC.                                                    1,834
27154                     MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                             961
27155                     MELDISCO/PAY LESS ASHLAND, OR., INC.                                                     841
27156                     MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                 605
27157                     MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                  722
27158                     MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                        11

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27159                     MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                        558
27160                     MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                       1,514
27161                     MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                            210
27162                     MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                          1,197
27163                     MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                       2,000
27164                     MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                0
27165                     MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                               0
27166                     MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                           0
27167                     MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                        576
27168                     MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                            539
27169                     MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                              681
27170                     MELDISCO - MCE 420 FULTON ST., NY., INC.                                                   0
27171                     MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                               0
27172                     MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                     491
27173                     MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                         128
27174                     MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                           2,000
27175                     MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                0
27176                     MELDISCO/PAY LESS ANACORTES, WA., INC.                                                   902
27177                     MELDISCO/PAY LESS ALOHA, OR., INC.                                                       626
27178                     MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                    709
27179                     MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                              953
27180                     Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                 0
27181                     MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                 357
27182                     MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                             25
27183                     MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                              615
27184                     MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                    2,000
27185                     MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                   2,000
27186                     MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                             0
27187                     MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                      0
27188                     ROCKLAND PLAZA SHOE ZONE, INC.                                                             9
27189                     NORTHLINE MALL SHOE ZONE, INC.                                                         3,310
27190                     MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                              0
27191                     MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                               0
27192                     MELDISCO - MCW 414 K ST., CA., INC.                                                       25
27193                     MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                          0
27194                     MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                25
27195                     MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                       0
27196                     SHARPSTOWN SHOE ZONE, INC.                                                                 0
27197                     MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                        974
27198                     MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                             595
27199                     MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                1,314
27200                     MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                822
27201                     MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                               0
27202                     MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                             0
27203                     MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                0
27204                     MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                          0
27205                     MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                             0
27206                     MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                0
27207                     MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                               0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27208                     MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                     848
27209                     MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                       527
27210                     MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                             809
27211                     MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                            1,668
27212                     MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                        193
27213                     MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                        1,095
27214                     MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                             610
27215                     MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                          623
27216                     MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                     615
27217                     MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                        1,174
27218                     MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                          734
27219                     MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                         343
27220                     MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                               0
27221                     MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                0
27222                     MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                           0
27223                     MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                       0
27224                     MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                               1,040
27225                     MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                             904
27226                     MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                      1,083
27227                     MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                         819
27228                     MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                0
27229                     MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                               673
27230                     MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                      980
27231                     MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                             25
27232                     MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                883
27233                     MELDISCO/PAY LESS PULLMAN, WA., INC.                                                       0
27234                     MELDISCO/PAY LESS RENTON, WA., INC.                                                        0
27235                     MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                   24
27236                     MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                        2,000
27237                     MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                              0
27238                     MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                         2,000
27239                     MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                           2,000
27240                     MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                 0
27241                     MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                2,000
27242                     MELDISCO/PAY LESS STANWOOD, WA., INC.                                                  1,578
27243                     MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                           844
27244                     MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                      335
27245                     MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                               805
27246                     MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                          304
27247                     MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                        383
27248                     MELDISCO/PAY LESS 12TH ST, CO., INC.                                                     475
27249                     MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                         570
27250                     MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                          864
27251                     MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                               971
27252                     MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                            634
27253                     MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                        1,179
27254                     MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                           617
27255                     MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                       422
27256                     MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                     1,401

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27257                     MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                608
27258                     MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                1,088
27259                     MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                 558
27260                     MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                          878
27261                     MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                            1,125
27262                     MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                             680
27263                     MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                           967
27264                     MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                             200
27265                     MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                            558
27266                     MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                              820
27267                     MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                           873
27268                     MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                     1,250
27269                     MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                         661
27270                     MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                            582
27271                     MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                         790
27272                     MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                0
27273                     MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                      693
27274                     MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                        1,189
27275                     MELDISCO/PAY LESS YUMA, AZ., INC.                                                      1,331
27276                     MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                       1,035
27277                     MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                            404
27278                     MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                           141
27279                     MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                               695
27280                     MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                               2,340
27281                     MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                              1,026
27282                     MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                  1,296
27283                     MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                              653
27284                     MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                   329
27285                     MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                            1,118
27286                     MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                             1,295
27287                     MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                              893
27288                     MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                      977
27289                     MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                         173
27290                     MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                             252
27291                     MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                  0
27292                     MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                          1,509
27293                     MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                             343
27294                     MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                    512
27295                     MELDISCO/PAY LESS LITTLETON, CO., INC.                                                   546
27296                     MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                0
27297                     MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                               0
27298                     MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                       1,737
27299                     MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                            727
27300                     MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                              1,095
27301                     MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                               160
27302                     MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                 75
27303                     MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                          898
27304                     Galleria Pavilion Feet, Inc.                                                           1,649
27305                     MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                           1,030

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27306                     MELDISCO K-M MCGALLIARD RD IND INC                                                    14,925
27307                     MELDISCO K-M LANCASTER, OHIO, INC.                                                    13,682
27308                     MELDISCO K-M MIAMI, FLA., INC.                                                        47,951
27309                     MELDISCO K-M MADAWASKA, MAINE, INC.                                                      305
27310                     MELDISCO K-M MARATHON, FLA., INC.                                                     23,700
27311                     MELDISCO K-M MARTINEZ, GA., INC.                                                      12,594
27312                     MELDISCO K-M JESUP, GA., INC.                                                         14,413
27313                     MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                            10,822
27314                     MELDISCO K-M HURON, S.D., INC.                                                        11,373
27315                     MELDISCO K-M HOLYOKE, MASS., INC.                                                     21,934
27316                     MELDISCO K-M HIGHWAY 58, TENN., INC.                                                   8,565
27317                     MELDISCO K-M CONNERSVILLE IND INC                                                      7,458
27318                     MELDISCO K-M LACEY, WASH., INC.                                                       13,004
27319                     MELDISCO K-M KINGMAN, ARIZ., INC.                                                     15,672
27320                     MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                    8,945
27321                     MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                            11,045
27322                     MELDISCO K-M MOORESTOWN, N.J., INC.                                                   16,485
27323                     MELDISCO K-M LAKE ST., MINN., INC.                                                    37,671
27324                     MELDISCO K-M DEPEW, N.Y., INC.                                                        19,944
27325                     MELDISCO K-M DAVENPORT, IA., INC.                                                      6,990
27326                     MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                               15,668
27327                     MELDISCO K-M FRANKFORT, KY., INC.                                                      9,179
27328                     MELDISCO K-M FAIRHAVEN, MASS., INC.                                                   21,925
27329                     MELDISCO K-M ELKTON, MD., INC.                                                        13,323
27330                     MELDISCO K-M DOUGLASVILLE, GA., INC.                                                  12,982
27331                     MELDISCO K-M SMITHFIELD, N.C., INC.                                                    8,338
27332                     MELDISCO K-M HERTEL AVE., N.Y., INC.                                                  21,780
27333                     MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                               10,308
27334                     MELDISCO K-M SPRINGFIELD, ORE., INC.                                                       0
27335                     MELDISCO K-M SOLON, OHIO, INC.                                                        11,367
27336                     MELDISCO K-M ALGONA, IOWA, INC.                                                        8,610
27337                     CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                18,614
27338                     MELDISCO K-M WOODBURY AVE., N.H., INC.                                                 6,653
27339                     MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                           16,681
27340                     MELDISCO K-M SUPERIOR, WISC., INC.                                                     7,672
27341                     MELDISCO K-M ANAHEIM, CAL., INC.                                                      24,881
27342                     MELDISCO K-M BEAUFORT, S.C., INC.                                                     20,035
27343                     MELDISCO K-M AURORA AVE., WASH., INC.                                                 22,531
27344                     MELDISCO K-M ARAMINGO AVE., PA., INC.                                                 50,112
27345                     MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                             742
27346                     MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                          872
27347                     MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                      1,197
27348                     MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                             136
27349                     MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                               915
27350                     MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                         829
27351                     MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                       832
27352                     MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                    345
27353                     MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                           482
27354                     MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                          767

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27355                     MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                              0
27356                     MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                    777
27357                     MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                    1,311
27358                     MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                           431
27359                     MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                           687
27360                     MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                          679
27361                     MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                           845
27362                     MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                           1,800
27363                     MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                          550
27364                     MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                             750
27365                     MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                            960
27366                     MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                        366
27367                     MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                           670
27368                     MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                    1,007
27369                     MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                           704
27370                     MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                           1,094
27371                     MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                          610
27372                     MELDISCO/PAY LESS EDMONDS, WA., INC.                                                     733
27373                     MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                      913
27374                     MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                         658
27375                     MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                       225
27376                     MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                          277
27377                     MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                             542
27378                     MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                  654
27379                     MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                        571
27380                     MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                         910
27381                     MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                           782
27382                     MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                  1,384
27383                     MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                               256
27384                     MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                     815
27385                     MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                      698
27386                     MELDISCO/PAY LESS SEASIDE, OR., INC.                                                   2,247
27387                     MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                              1,085
27388                     MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                     871
27389                     MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                  490
27390                     MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                684
27391                     MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                        524
27392                     MELDISCO/PAY LESS 7000 SO., UT., INC.                                                    622
27393                     MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                          516
27394                     MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                            361
27395                     MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                           854
27396                     MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                       194
27397                     MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                     660
27398                     MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                            333
27399                     MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                     1,191
27400                     MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                           742
27401                     MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                802
27402                     MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                  624
27403                     MELDISCO/PAY LESS 3300 SO., UT., INC.                                                    657

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27404                     MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                              393
27405                     MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                              499
27406                     MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                          460
27407                     MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                   193
27408                     MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                  756
27409                     MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                             314
27410                     MELDISCO/PAY LESS SEDONA, AZ., INC.                                                    1,772
27411                     MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                1,408
27412                     MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                              1,055
27413                     MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                     0
27414                     MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                  453
27415                     MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                882
27416                     MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                       580
27417                     MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                        208
27418                     MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                         132
27419                     MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                        389
27420                     MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                         697
27421                     MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                            64
27422                     MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                         1,599
27423                     MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                       1,124
27424                     MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                       1,620
27425                     MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                169
27426                     MELDISCO/PAY LESS LACEY, WA., INC.                                                       913
27427                     MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                  1,442
27428                     MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                  908
27429                     MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                              1,166
27430                     MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                              1,005
27431                     MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                 465
27432                     MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                          972
27433                     MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                      624
27434                     MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                             1,206
27435                     MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                    738
27436                     MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                     519
27437                     MELDISCO/PAY LESS COLFAX, CO., INC.                                                      504
27438                     MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                 1,144
27439                     MELDISCO/PAY LESS BROADWAY, CO., INC.                                                    625
27440                     MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                       271
27441                     MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                         0
27442                     MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                       567
27443                     MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                     50
27444                     MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                          782
27445                     MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                        765
27446                     MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                              965
27447                     MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                              397
27448                     MELDISCO/PAY LESS CALDWELL, ID., INC.                                                    507
27449                     MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                    89
27450                     MELDISCO/PAY LESS BOULDER, CO., INC.                                                     319
27451                     MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                   132
27452                     MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                               375

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27453                     MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                           370
27454                     MELDISCO/PAY LESS OREM, UT., INC.                                                        677
27455                     MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                               574
27456                     MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                      1,181
27457                     MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                              1,359
27458                     MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                             999
27459                     MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                          599
27460                     MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                   625
27461                     MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                           862
27462                     MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                              589
27463                     MELDISCO/PAY LESS DENVER, CO., INC.                                                      659
27464                     MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                             584
27465                     MELDISCO/PAY LESS GREELEY, CO., INC.                                                     420
27466                     MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                           678
27467                     MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                       616
27468                     MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                            693
27469                     MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                        590
27470                     MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                    424
27471                     MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                            635
27472                     MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                  959
27473                     MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                               786
27474                     MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                          704
27475                     MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                         789
27476                     MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                       494
27477                     MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                     1,290
27478                     MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                             748
27479                     MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                  583
27480                     MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                           846
27481                     MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                     1,133
27482                     MELDISCO/PAY LESS 28TH ST., CO., INC.                                                    302
27483                     MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                      837
27484                     MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                          568
27485                     MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                    561
27486                     MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                        535
27487                     MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                          690
27488                     MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                         739
27489                     MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                252
27490                     MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                             475
27491                     MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                          382
27492                     MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                 639
27493                     MELDISCO/PAY LESS 24TH ST., UT., INC.                                                    377
27494                     MELDISCO/PAY LESS 635 EAST, UT., INC.                                                  1,010
27495                     MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                         480
27496                     MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                    852
27497                     MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                762
27498                     MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                         2,057
27499                     MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                              763
27500                     Valley View Shopping Ctr. Footaction, Inc.                                                 0
27501                     Washington Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27502                     Southwest Center Footaction, Inc.                                                          0
27503                     MELDISCO K-M MURRELLS INLET, SC., INC.                                                19,909
27504                     La Plaza Mall Footaction, Inc.                                                             0
27505                     BERKLEY MALL FOOTACTION, INC.                                                            720
27506                     Parkdale Mall Footaction, Inc.                                                         5,560
27507                     Ocean County Mall Footaction, Inc.                                                     2,000
27508                     Puente Hills Footaction, Inc.                                                              0
27509                     Mall of Americas Footaction, Inc.                                                          0
27510                     Mall St. Vincent Footaction, Inc.                                                        200
27511                     Forest Village Park Footaction, Inc.                                                       0
27512                     Washington Square Footaction, Inc.                                                         0
27513                     Acadiana Footaction, Inc.                                                                  0
27514                     Albany Mall Footaction, Inc.                                                               0
27515                     Albuquerque Footaction, Inc.                                                               0
27516                     Aurora Footaction, Inc.                                                                    0
27517                     Baldwin Hills Footaction, Inc.                                                             0
27518                     Bergen Footaction, Inc.                                                                1,570
27519                     The Parks Footaction, Inc.                                                                 0
27520                     Stony Brook Footaction, Inc.                                                               0
27521                     St. Louis Center Footaction, Inc.                                                          0
27522                     South Park Mall Footaction, Inc.                                                           0
27523                     COLUMBIA FOOTACTION, INC.                                                                  0
27524                     Collin Creek Footaction, Inc.                                                              0
27525                     Birchwood Mall Footaction, Inc.                                                            0
27526                     Hanes Mall Footaction, Inc.                                                                0
27527                     Tulsa Promenade Footaction, Inc.                                                           0
27528                     MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                             2,000
27529                     Westfarms Open Country, Inc.                                                               0
27530                     Cumberland Mall Footaction, Inc.                                                           0
27531                     Eagle Ridge Footaction, Inc.                                                               0
27532                     Almeda Footaction, Inc.                                                               71,335
27533                     EASTLAND MALL FOOTACTION, INC.                                                             0
27534                     Edison Mall Footaction, Inc.                                                               0
27535                     Topanga Footaction, Inc.                                                                   0
27536                     So. Orange Ave. Open Country, Inc.                                                     2,000
27537                     MELDISCO K-M 901-99 MARKET ST., PA., INC.                                             37,620
27538                     MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                             49,778
27539                     White Plains Galleria Footaction, Inc.                                                 6,909
27540                     Willowbrook Mall Footaction, Inc.                                                          0
27541                     MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                            8,830
27542                     HOMEWOOD, ILL., MELDISCO K-M, INC.                                                    58,380
27543                     BELLEVILLE, IL., MELDISCO K-M, INC.                                                   12,220
27544                     Madison Square Mall Footaction, Inc.                                                     110
27545                     The Plaza Footaction, Inc.                                                                 0
27546                     Rio-West Mall Footaction, Inc.                                                           225
27547                     Rock Hill Mall Footaction, Inc.                                                            0
27548                     Signal Hill Mall Footaction, Inc.                                                          0
27549                     Las Americas Footaction, Inc.                                                              9
27550                     16300 HARLEM, IL., MELDISCO K-M, INC.                                                 54,769

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27551                     CRESTWOOD, IL., MELDISCO K-M, INC.                                                    22,877
27552                     MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                          29,467
27553                     MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                               31,193
27554                     MELDISCO K-M 200 KENT LANDING, MD., INC.                                              19,535
27555                     MELDISCO K-M 19TH ST., TX., INC.                                                      30,814
27556                     COURT ST., ILL., MELDISCO K-M, INC.                                                   33,074
27557                     MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                48,265
27558                     MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                              19,941
27559                     MELDISCO K-M 400 WESTERN AVE., MA., INC.                                              20,986
27560                     MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                              24,698
27561                     MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                           24,729
27562                     MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                              15,953
27563                     MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                             13,491
27564                     MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                         20,657
27565                     MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                            36,602
27566                     MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                         17,387
27567                     MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                            40,512
27568                     MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                            28,269
27569                     MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                            23,804
27570                     MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                          19,153
27571                     MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                           29,734
27572                     MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                16,510
27573                     MELDISCO K-M 8TH ST., FL., INC.                                                       51,028
27574                     MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                       11,304
27575                     MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                         10,926
27576                     MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                16,144
27577                     MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                           120,557
27578                     MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                           14,334
27579                     MELDISCO K-M 104 DANBURY RD., CT., INC.                                                    0
27580                     MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                            20,968
27581                     MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                  17,301
27582                     MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                       49,653
27583                     MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                 39,999
27584                     CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                           42,584
27585                     MELDISCO K-M 511 W. SANILAC, MI., INC.                                                15,436
27586                     MELDISCO K-M MIDWAY PARK, N.C., INC.                                                   9,944
27587                     MELDISCO K-M 480 WEST ST., N.H., INC.                                                 10,558
27588                     MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                        17,556
27589                     MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                              22,809
27590                     MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                          21,346
27591                     MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                              25,726
27592                     MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                          42,238
27593                     MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                             12,263
27594                     MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                            12,500
27595                     MELDISCO K-M 10501 PINES BLVD., FL., INC.                                             41,414
27596                     MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                  14,731
27597                     MELDISCO K-M MITCHELL, S.D., INC.                                                     11,577
27598                     MELDISCO K-M LOS BANOS, CA., INC.                                                     16,038
27599                     MELDISCO K-M LUFKIN, TX., INC.                                                        10,033

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27600                     MELDISCO K-M LUMBERTON, N.C., INC.                                                    17,137
27601                     MELDISCO K-M LOCK HAVEN, PA., INC.                                                    16,418
27602                     MELDISCO K-M LONG BEACH, MS., INC.                                                    13,264
27603                     MELDISCO K-M LORAIN, OH., INC.                                                        21,165
27604                     MELDISCO K-M LARAMIE, WY., INC.                                                        7,584
27605                     MELDISCO K-M MALONE, N.Y., INC.                                                       18,600
27606                     MELDISCO K-M MAPLEWOOD, MO., INC.                                                     19,412
27607                     MELDISCO K-M MARKET PLACE, AL., INC.                                                  16,851
27608                     MELDISCO K-M MARSHALL, MN., INC.                                                       5,402
27609                     FOREST PARK, IL., MELDISCO K-M, INC.                                                  41,376
27610                     FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                             15,005
27611                     MELDISCO K-M 875 EAST "H" ST., CA., INC.                                              24,489
27612                     MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                       58,952
27613                     MELDISCO K-M MONROE, N. C., INC.                                                      17,736
27614                     MELDISCO K-M WEST 3RD ST IND INC                                                      13,508
27615                     MELDISCO K-M GROVE CITY, OH., INC.                                                    20,328
27616                     MELDISCO K-M 2828 N BROADWAY IND INC                                                  10,447
27617                     MELDISCO K-M BROOKLAWN, N.J., INC.                                                    25,554
27618                     MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                               38,781
27619                     MELDISCO K-M WEBSTER, MASS., INC.                                                     16,932
27620                     MELDISCO K-M CLARION, PA., INC.                                                       10,331
27621                     MELDISCO K-M TULLAHOMA, TENN., INC.                                                    7,453
27622                     MELDISCO K-M THORNDALE, PA., INC.                                                     14,691
27623                     EFFINGHAM, ILL., MELDISCO K-M, INC.                                                   11,583
27624                     MELDISCO K-M CLEVELAND RD., GA., INC.                                                 25,212
27625                     STEGER, ILL., MELDISCO K-M, INC.                                                      26,380
27626                     MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                          16,802
27627                     MELDISCO K-M SPANISH FORK, UTAH, INC.                                                 10,077
27628                     MELDISCO K-M RHINELANDER, WISC., INC.                                                  8,204
27629                     MELDISCO K-M BARBERTON, OHIO, INC.                                                    20,836
27630                     BELVIDERE, ILL., MELDISCO K-M, INC.                                                   12,927
27631                     MELDISCO K-M MILFORD, CT., INC.                                                       31,490
27632                     MELDISCO K-M WADSWORTH, OHIO, INC.                                                    12,386
27633                     MELDISCO K-M EL PASO, TX., INC.                                                       40,055
27634                     MELDISCO K-M EPHRATA, PA., INC.                                                       24,763
27635                     MELDISCO K-M SOMERVILLE, MASS., INC.                                                  38,393
27636                     MELDISCO K-M MANDEVILLE, LA., INC                                                     15,971
27637                     MELDISCO K-M JONESBORO, ARK., INC.                                                    14,960
27638                     MELDISCO K-M HUNT RD., OHIO, INC.                                                     15,356
27639                     MELDISCO K-M LOVELAND, COLO., INC.                                                    11,795
27640                     SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                            22,837
27641                     VERMILION ST., ILL., MELDISCO K-M, INC.                                               12,089
27642                     STERLING, ILL., MELDISCO K-M, INC.                                                    10,822
27643                     SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                  9,437
27644                     ROCKFORD, ILL., MELDISCO K-M, INC.                                                    14,364
27645                     QUINCY, ILL., MELDISCO K-M, INC.                                                      20,421
27646                     PERU TWP., ILL., MELDISCO K-M, INC.                                                   13,422
27647                     PEKIN ILL., MELDISCO K-M, INC.                                                        18,303
27648                     PALATINE, ILL., MELDISCO K-M, INC.                                                    20,124

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27649                     NAPERVILLE, ILL., MELDISCO K-M, INC.                                                  21,467
27650                     MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                               17,106
27651                     MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                21,931
27652                     MELDISCO K-M DEWITT, N.Y., INC.                                                       16,679
27653                     MELDISCO K-M DIVISION ST. W. VA., INC.                                                11,481
27654                     MELDISCO K-M DONELSON, TENN, INC.                                                     18,233
27655                     MELDISCO K-M DOTHAN, ALA., INC.                                                       13,430
27656                     MELDISCO K-M DOVER, DEL., INC.                                                        18,989
27657                     MELDISCO K-M DULUTH, MINN., INC.                                                       5,661
27658                     MELDISCO K-M E. 51ST ST., OKLA., INC.                                                 11,468
27659                     MELDISCO K-M E. BALTIMORE ST., MD., INC.                                              33,934
27660                     MELDISCO K-M E. BROAD ST., ALA., INC.                                                 12,629
27661                     MELDISCO K-M E. HIGH ST., PA., INC.                                                   13,705
27662                     MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                 21,307
27663                     MELDISCO K-M E. MARIPOSA RD., CA., INC.                                               29,690
27664                     MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                    11,560
27665                     MELDISCO K-M ENID, OKLA., INC.                                                        15,353
27666                     MELDISCO K-M EXTON, PA., INC.                                                         10,398
27667                     MELDISCO K-M CLEMENTON, N.J., INC.                                                    21,947
27668                     MELDISCO K-M COLISEUM BLVD N IND INC                                                  18,605
27669                     MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                    0
27670                     MELDISCO K-M CONCORD AVE., CALIF., INC.                                               20,452
27671                     MELDISCO K-M CORAOPOLIS, PA., INC.                                                    14,076
27672                     MELDISCO K-M CORONA, CALIF., INC.                                                     16,469
27673                     MELDISCO K-M CORUNNA, MICH., INC.                                                     13,146
27674                     MELDISCO K-M CROFTON, MD., INC.                                                       25,532
27675                     MELDISCO K-M CROMWELL, CONN., INC.                                                    25,571
27676                     MELDISCO K-M DALTON, GA., INC.                                                        16,939
27677                     MELDISCO K-M DAWSON RD., GA., INC.                                                    26,760
27678                     MELDISCO K-M DAYTON, OHIO, INC.                                                       14,465
27679                     Lafayette Feet, Inc.                                                                       0
27680                     Springfield Feet, Inc.                                                                     0
27681                     Shreveport Feet, Inc.                                                                      0
27682                     Laredo Feet, Inc.                                                                          0
27683                     Covington Feet, Inc.                                                                      25
27684                     Ft. Myers Feet, Inc.                                                                       0
27685                     Morrow Feet, Inc.                                                                          0
27686                     Mesquite Feet, Inc.                                                                        0
27687                     New Orleans Feet, Inc.                                                                    81
27688                     La Mesa Feet, Inc.                                                                         0
27689                     Tempe Feet, Inc.                                                                         198
27690                     San Diego Feet, Inc.                                                                       0
27691                     Hialeah Feet, Inc.                                                                         0
27692                     Houston Feet, Inc.                                                                     4,646
27693                     Almeda Feet, Inc.                                                                     11,219
27694                     East Towne Mall Feet, Inc.                                                             2,530
27695                     Aventura Feet, Inc.                                                                        0
27696                     Oklahoma City Feet, Inc.                                                                   0
27697                     Savannah Feet, Inc.                                                                        0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27698                     Little Rock Feet, Inc.                                                                     0
27699                     Vista Feet, Inc.                                                                           0
27700                     Austell Feet, Inc.                                                                         0
27701                     West Palm Feet, Inc.                                                                       0
27702                     Brownsville Feet, Inc.                                                                12,047
27703                     Hurst Feet, Inc.                                                                       8,915
27704                     Riverchase Feet, Inc.                                                                    110
27705                     Whitehall Feet, Inc.                                                                       0
27706                     Princeton Feet, Inc.                                                                   2,000
27707                     Southwest Freeway Feet, Inc.                                                          12,095
27708                     Daytona Beach Feet, Inc.                                                                   0
27709                     Alpharetta Feet, Inc.                                                                      0
27710                     MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                              0
27711                     Desert Ridge Feet, Inc.                                                                   54
27712                     Montgomery Feet, Inc.                                                                    110
27713                     Norman Feet, Inc.                                                                          0
27714                     MELDISCO K-M MURDOCK, FL., INC.                                                       27,811
27715                     MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                             16,006
27716                     MELDISCO K-M MISSION, TX., INC.                                                       35,015
27717                     MELDISCO K-M MILFORD, MI., INC.                                                       12,082
27718                     MELDISCO K-M MOJAVE, CA., INC.                                                        16,891
27719                     MELDISCO K-M MT. VERNON, OHIO, INC.                                                   11,096
27720                     MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                         18,674
27721                     MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                             9,756
27722                     MELDISCO K-M 453 E. MAIN ST., GA., INC.                                               18,343
27723                     CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                              73,335
27724                     MELDISCO K-M BAD AXE, MICH., INC.                                                      9,275
27725                     GALESBURG, ILL., MELDISCO K-M, INC.                                                    9,864
27726                     CHICAGO, ILL., MELDISCO K-M, INC.                                                     70,293
27727                     MCHENRY, IL., MELDISCO K-M , INC.                                                     12,367
27728                     CANTON, ILL., MELDISCO K-M, INC.                                                       6,675
27729                     1880 S.W. AVE., IL., MELDISCO K-M INC.                                                12,381
27730                     MELDISCO K-M 610 ROUTE 940 PA., INC.                                                   9,680
27731                     MELDISCO K-M 5TH ST. HWY., PA., INC.                                                  30,855
27732                     MELDISCO K-M 723 3RD AVE., IN., INC.                                                  14,750
27733                     MELDISCO K-M GAYLORD, MICH., INC                                                       7,739
27734                     MELDISCO K-M RICE LAKE, WISC., INC.                                                    8,767
27735                     MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                            10,167
27736                     MELDISCO K-M 625 HWY. #136, WI., INC.                                                  9,506
27737                     MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                             13,888
27738                     MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                           38,653
27739                     MELDISCO K-M 815 E. INNES ST., NC., INC.                                              13,510
27740                     MELDISCO K-M 830 MAIN ST., ME., INC.                                                   5,912
27741                     MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                22,097
27742                     MELDISCO K-M 27TH AVE., FL., INC.                                                     15,943
27743                     MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                       11,297
27744                     MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                16,001
27745                     MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                             17,139
27746                     2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                          23,181

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27747                     ASHLAND AVE., IL., MELDISCO K-M, INC.                                                 54,583
27748                     MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                           13,526
27749                     MACOMB, ILL., MELDISCO K-M, INC.                                                       8,468
27750                     MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                             12,742
27751                     MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                           21,798
27752                     MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                               7,145
27753                     MELDISCO K-M 1250 PERRY ST., MI., INC.                                                10,035
27754                     MELDISCO K-M 103 OAK AVE., WI., INC.                                                   9,249
27755                     MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                 2,000
27756                     MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                          13,927
27757                     MELDISCO K-M 50TH & WADENA, MN., INC.                                                 14,095
27758                     MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                       20,649
27759                     MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                 10,731
27760                     MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                               19,660
27761                     MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                 10,121
27762                     MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                       20,738
27763                     MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                               21,718
27764                     MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                        21,464
27765                     MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                  16,435
27766                     MELDISCO K-M RANDOLPH ST., N.C., INC.                                                  7,576
27767                     MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                15,540
27768                     MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                            15,968
27769                     MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                            18,599
27770                     MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                   13,750
27771                     MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                       14,411
27772                     MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                             13,376
27773                     MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                      29,173
27774                     MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                      11,906
27775                     MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                  14,656
27776                     MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                   26,505
27777                     MELDISCO K-M SALISBURY, MD., INC.                                                     12,989
27778                     SHOE ZONE #8437, INC.                                                                      0
27779                     MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                   15,265
27780                     MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                               17,386
27781                     MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                 21,268
27782                     MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                           14,153
27783                     MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                             13,977
27784                     MILES SHOES MELDISCO BAY CITY, MICH., INC.                                            17,757
27785                     MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                    14,498
27786                     MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                               18,876
27787                     MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                   500
27788                     Gainesville Feet, Inc.                                                                     0
27789                     Kennesaw Feet, Inc.                                                                        0
27790                     Hollywood Feet, Inc.                                                                       0
27791                     Florida Mall Feet, Inc.                                                                    0
27792                     Fayetteville Feet, Inc.                                                                    0
27793                     Duluth Feet, Inc.                                                                          0
27794                     Chattanooga Feet, Inc.                                                                    20
27795                     Bannister Feet, Inc.                                                                       0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27796                     novusta Feet, Inc.                                                                         0
27797                     McAllen Feet, Inc.                                                                         0
27798                     Overland Park Feet, Inc.                                                                   0
27799                     Miami Feet, Inc.                                                                           0
27800                     Stonecrest Feet, Inc.                                                                     60
27801                     SAN YSIDRO FEET, INC.                                                                 14,443
27802                     San Antonio Feet, Inc.                                                                     0
27803                     Sunrise Feet, Inc.                                                                         0
27804                     The Forum at Olympia Parkway Feet, Inc.                                                    0
27805                     Altamonte Springs Feet, Inc.                                                               0
27806                     Galleria Feet, Inc.                                                                      270
27807                     Antioch Feet, Inc.                                                                        20
27808                     River Ridge Feet, Inc.                                                                   110
27809                     Quebec Square Feet, Inc.                                                                   0
27810                     Huntsville Feet, Inc.                                                                    110
27811                     Market Plaza Feet, Inc.                                                                    0
27812                     Memphis Feet, Inc.                                                                        20
27813                     MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                  12,009
27814                     MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                 21,115
27815                     MELDISCO K-M WILLOW ST., PA., INC.                                                    18,472
27816                     MELDISCO K-M RIVERTON, WYO., INC.                                                      9,906
27817                     MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                              16,708
27818                     MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                             13,023
27819                     MELDISCO K-M MT. PLEASANT, PA., INC.                                                  16,510
27820                     MELDISCO K-M MAAG AVE., CA., INC.                                                     21,420
27821                     MELDISCO K-M MACON, GA., INC.                                                         25,039
27822                     Southwyck Fan Club, Inc.                                                                   0
27823                     MELDISCO K-M MADISON, N.C., INC.                                                       9,109
27824                     MELDISCO K-M MAIN ST., CA., INC.                                                      19,420
27825                     MELDISCO K-M MALL DRIVE, OH., INC.                                                    12,668
27826                     MELDISCO K-M LOS ANGELES, CA., INC.                                                   50,910
27827                     MELDISCO K-M LANCASTER, S.C., INC.                                                    14,536
27828                     MELDISCO K-M N. BROAD ST., N.C., INC.                                                 11,086
27829                     MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                14,342
27830                     MELDISCO K-M LUTZ, FL., INC.                                                          13,339
27831                     PARKCHESTER FOOTACTION, INC.                                                              37
27832                     MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                               0
27833                     MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                               17,291
27834                     MELDISCO K-M CLAYTON RD., CA., INC.                                                   19,174
27835                     MELDISCO K-M CHESAPEAKE, VA., INC.                                                    20,691
27836                     MELDISCO K-M CAMARILLO, CA., INC.                                                     13,532
27837                     MELDISCO K-M BROOMFIELD, COLO, INC.                                                    9,721
27838                     MELDISCO K-M BEMIDJI, MINN., INC.                                                      9,944
27839                     MELDISCO K-M BELLEVILLE, N.J., INC.                                                   54,258
27840                     MELDISCO K-M BECKLEY W. VA., INC.                                                     22,108
27841                     Security Square Mall Footaction, Inc.                                                      0
27842                     San Jacinto Footaction, Inc.                                                               0
27843                     Salmon Run Fan Club, Inc.                                                                  0
27844                     Rockaway Open Country, Inc.                                                            2,000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27845                     Rivergate Mall Footaction, Inc.                                                            0
27846                     Parmatown Fan Club, Inc.                                                                   0
27847                     Paterson Main Footaction, Inc.                                                         2,000
27848                     Southland Terrace Footaction, Inc.                                                         0
27849                     Southland Mall Footaction, Inc.                                                            0
27850                     Providence County Fan Club, Inc.                                                           0
27851                     Post Oak Mall Footaction, Inc.                                                             0
27852                     Pico Rivera Footaction, Inc.                                                               0
27853                     PHILADELPHIA FOOTACTION, INC.                                                              0
27854                     Permian Mall Footaction, Inc.                                                              0
27855                     Pecanland Mall Footaction, Inc.                                                            0
27856                     Studio Village Footaction, Inc.                                                            0
27857                     Staten Island Fan Club, Inc.                                                               0
27858                     Springfield Mall Footaction, Inc.                                                          0
27859                     Northwoods Mall Footaction, Inc.                                                           0
27860                     Swansea Fan Club, Inc.                                                                     0
27861                     Sunrise Footaction, Inc.                                                                   0
27862                     MELDISCO K-M BRADENTON, FLA., INC.                                                    19,894
27863                     MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                             13,077
27864                     MELDISCO K-M CAPE CORAL, FLA., INC.                                                   18,868
27865                     MELDISCO K-M VERO BEACH, FLA., INC.                                                   24,158
27866                     MELDISCO K-M BATH, N.Y., INC.                                                         13,148
27867                     MELDISCO K-M JERSEY CITY, N.J., INC.                                                  33,791
27868                     LOCKPORT, ILL., MELDISCO K-M, INC.                                                     9,703
27869                     MELDISCO K-M FT. SMITH, ARK., INC.                                                    14,490
27870                     MELDISCO K-M GREENWICH, N.Y., INC.                                                     7,063
27871                     MELDISCO K-M CALHOUN, GA., INC.                                                       16,211
27872                     MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                             7,426
27873                     MELDISCO K-M ARTESIA, N. M., INC.                                                     10,972
27874                     MELDISCO K-M XENIA, OHIO, INC.                                                         9,179
27875                     MELDISCO K-M REXBURG, IDAHO, INC.                                                      8,464
27876                     MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                 7,872
27877                     MELDISCO K-M ONTARIO,CA., INC.                                                        26,225
27878                     MELDISCO K-M GRETNA, LA., INC.                                                        18,331
27879                     MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                   7,234
27880                     MELDISCO K-M SHAWNEE, OKLA., INC.                                                     17,698
27881                     Summit Place Fan Club, Inc.                                                                0
27882                     Northgate - Seattle Open Country, Inc.                                                   118
27883                     North Milwaukee Avenue Footaction, Inc.                                                  311
27884                     Newport Center Fan Club, Inc.                                                          2,000
27885                     Temple Footaction, Inc.                                                                    0
27886                     Tanglewood Mall R#14 Footaction, Inc.                                                      0
27887                     Media City Fan Club, Inc.                                                                  0
27888                     MEMORIAL CITY UPRISE, INC.                                                                 0
27889                     Melbourne Square Fan Club, Inc.                                                            0
27890                     Montebello Fan Club, Inc.                                                                 64
27891                     Montclair Fan Club, Inc.                                                                   0
27892                     Miami International Fan Club, Inc.                                                         0
27893                     Mesilla Valley Mall Footaction, Inc.                                                       0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27894                     Menlo Park Thom McAn, Inc.                                                                 0
27895                     Richland Mall Footaction, Inc.                                                             0
27896                     Raleigh Springs Footaction, Inc.                                                         930
27897                     The Landings Footaction, Inc.                                                              0
27898                     Wrigley Marketplace Footaction, Inc.                                                     250
27899                     Eastpoint Mall Footaction, Inc.                                                            0
27900                     Footaction Gulfgate Mall, Inc.                                                         5,516
27901                     White Marsh Open Country, Inc.                                                             0
27902                     ARLINGTON UPRISE, INC.                                                                     0
27903                     Wiregrass Commons Footaction, Inc.                                                       110
27904                     WOODLANDS UPRISE, INC.                                                                     0
27905                     JESSAMINE FOOTACTION, INC.                                                             6,627
27906                     Jefferson Village Footaction, Inc.                                                         0
27907                     Jefferson Footaction, Inc.                                                               100
27908                     Iverson Mall Footaction, Inc.                                                              0
27909                     Hilltop Footaction, Inc.                                                               2,759
27910                     MELDISCO K-M MCALLEN, TX., INC.                                                       17,806
27911                     MELDISCO K-M MAUSTON, WI., INC.                                                       11,684
27912                     MELDISCO K-M MARTELL, CA., INC.                                                        9,987
27913                     MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                  8,768
27914                     MELDISCO K-M EUREKA, CA, INC.                                                         16,963
27915                     MELDISCO K-M EL MONTE WAY, CA., INC.                                                  21,704
27916                     MELDISCO K-M ROCKLIN, CA., INC.                                                       12,241
27917                     MELDISCO K-M NASHVILLE, TN., INC.                                                     26,046
27918                     MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                 12,013
27919                     MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                           10,381
27920                     MELDISCO K-M METROTECH DR., VA., INC.                                                 20,664
27921                     MELDISCO K-M NATCHEZ, MS., INC.                                                       10,209
27922                     MELDISCO K-M FREEDOM, CALIF., INC.                                                    25,016
27923                     MELDISCO K-M GEORGETOWN, KY., INC.                                                     7,901
27924                     MELDISCO K-M FAUKNER RD., CA., INC.                                                   13,486
27925                     MELDISCO K-M FRANKLIN, N.C., INC.                                                     17,626
27926                     MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                            8,128
27927                     MELDISCO K-M ROANOKE, VA., INC.                                                       16,921
27928                     MELDISCO K-M NASHUA, NH., INC.                                                        22,909
27929                     MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                              0
27930                     MELDISCO K-M SAN GERMAN, P.R., INC.                                                   48,536
27931                     MELDISCO K-M SEBRING, FLA., INC.                                                      19,593
27932                     MELDISCO K-M SEMINOLE, FLA., INC.                                                     28,370
27933                     MELDISCO K-M ERIE HWY., OH., INC.                                                     18,133
27934                     MELDISCO K-M FAIRMONT, MN., INC.                                                       5,374
27935                     MELDISCO K-M DOUGLAS AVE., WI., INC.                                                  12,581
27936                     MELDISCO K-M DUNDAS, MN., INC.                                                         9,857
27937                     MELDISCO K-M DURHAM, NC., INC.                                                        12,339
27938                     MELDISCO K-M EDGEWOOD, PA., INC.                                                      16,263
27939                     MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                            27,649
27940                     MELDISCO K-M FONTANA, CA., INC.                                                       37,811
27941                     MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                           11,211
27942                     MELDISCO K-M DELL RANGE BLVD., WY., INC.                                               9,856

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27943                     MELDISCO K-M DEVILS LK., N.D., INC.                                                    7,722
27944                     MELDISCO K-M ELKO, NV., INC.                                                          11,725
27945                     MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                            21,685
27946                     MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                             18,684
27947                     MELDISCO K-M SAN MATEO, CA., INC.                                                     28,624
27948                     MELDISCO K-M SANTA BARBARA, CA., INC.                                                 29,477
27949                     MELDISCO K-M SCOTT DEPOT, WV., INC.                                                   13,028
27950                     MELDISCO K-M MEDFORD, WI., INC.                                                       14,099
27951                     MELDISCO K-M MERAUX, LA., INC.                                                        22,415
27952                     MELDISCO K-M ROSEBURG, OR., INC.                                                      11,223
27953                     MELDISCO K-M N. COLUMBIA, GA., INC.                                                   11,286
27954                     MELDISCO K-M S. MADISON AVE., GA., INC.                                               12,653
27955                     MELDISCO K-M N. COURT ST., OH., INC.                                                  15,364
27956                     MONTGOMERY, IL., MELDISCO K-M, INC.                                                   27,770
27957                     Eastland-Columbus Footaction, Inc.                                                         0
27958                     Seminary South Footaction, Inc.                                                            0
27959                     Regency Square Footaction, Inc.                                                            0
27960                     Elizabeth Footaction, Inc.                                                             2,000
27961                     Baton Rouge Footaction, Inc.                                                           7,039
27962                     Coddingtown Footaction, Inc.                                                              25
27963                     Florin Center Footaction, Inc.                                                             0
27964                     Arsenal Footaction, Inc.                                                                   0
27965                     Florida Mall Footaction, Inc.                                                              0
27966                     Bakersfield Footaction, Inc.                                                             250
27967                     Beaver Mall Footaction, Inc.                                                               0
27968                     Woodland Hills Footaction, Inc.                                                            0
27969                     Greenmount Footaction, Inc.                                                                0
27970                     Mccreeless Mall Footaction, Inc.                                                           0
27971                     North Riverside Fan Club, Inc.                                                           334
27972                     Northgate - Durham Footaction, Inc.                                                        0
27973                     Brunswick Square Footaction, Inc.                                                      2,000
27974                     Burlington Center (N.J.) Footaction, Inc.                                              2,000
27975                     Colonial Heights Footaction, Inc.                                                          0
27976                     CENTURY FOOTACTION, INC.                                                                 110
27977                     Southland-Hayward Footaction, Inc.                                                         0
27978                     Coral Square Footaction, Inc.                                                              0
27979                     Ross Park Mall Footaction, Inc.                                                            0
27980                     Braintree Footaction, Inc.                                                                 0
27981                     Belden Footaction, Inc.                                                                    0
27982                     Brazos Mall Footaction, Inc.                                                               0
27983                     Granger Footaction, Inc.                                                                  32
27984                     Greenbrier Mall Footaction, Inc.                                                           0
27985                     Tacoma Mall Footaction, Inc.                                                               0
27986                     Cheltenham Square Footaction, Inc.                                                         0
27987                     Oxford Valley Mall Footaction, Inc.                                                        0
27988                     MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                       2,000
27989                     Southern Park Footaction, Inc.                                                             0
27990                     Shannon Footaction, Inc.                                                                   0
27991                     Pearlridge Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27992                     Orange Park (FLA.) Footaction, Inc.                                                        0
27993                     Midland Park Footaction, Inc.                                                              0
27994                     Ridgedale Fan Club, Inc.                                                                   0
27995                     Peabody Open Country, Inc.                                                                 0
27996                     Chicago Ridge Footaction                                                                 165
27997                     Menlo Park Fan Club, Inc.                                                                  0
27998                     Merritt Island Footaction. Inc.                                                            0
27999                     Md., Wheaton Footaction, Inc.                                                              0
28000                     Biltmore Square Footaction, Inc.                                                         140
28001                     Harlem-Irving Footaction, Inc.                                                           332
28002                     Ingram Park Footaction, Inc.                                                               0
28003                     Macon Mall Footaction, Inc.                                                                0
28004                     Virginia Center Commons Footaction, Inc.                                                   0
28005                     Miami Flagler Footaction, Inc.                                                             0
28006                     CT Post Fan Club, Inc.                                                                     0
28007                     Covina (Cal.) Footaction, Inc.                                                             0
28008                     Christiana Footaction, Inc.                                                               27
28009                     Manassas Footaction                                                                        0
28010                     Governor's Square Footaction, Inc.                                                         0
28011                     Sunland Park Footaction, Inc.                                                          4,053
28012                     Denton Footaction, Inc.                                                                    0
28013                     Broadway Footaction, Inc.                                                                  0
28014                     Cutler Ridge Mall Footaction, Inc.                                                         0
28015                     MELDISCO K-M CHEMLSFORD, MASS., INC.                                                  30,956
28016                     MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                           15,556
28017                     MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                  8,266
28018                     MELDISCO K-M CARROLL, IOWA, INC.                                                      11,007
28019                     MELDISCO K-M CANTON, GA., INC.                                                        21,996
28020                     MELDISCO K-M CAMDEN, S.C., INC.                                                        6,430
28021                     MELDISCO K-M BREVARD RD., N.C., INC.                                                  18,623
28022                     MELDISCO K-M BRIGHTON, COLO., INC.                                                    10,401
28023                     MELDISCO K-M BRYAN, OHIO, INC.                                                         8,095
28024                     MELDISCO K-M BUFORD, GA., INC.                                                        26,167
28025                     MELDISCO K-M BURBANK, CA., INC.                                                       31,229
28026                     MELDISCO K-M AUSTIN, MINN., INC.                                                      14,781
28027                     MELDISCO K-M ATWATER, CA., INC.                                                       17,506
28028                     MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                             36,470
28029                     MELDISCO K-M BURTON LANE, IN., INC.                                                   10,494
28030                     MELDISCO K-M BURLINGTON, WI., INC.                                                     8,851
28031                     MELDISCO K-M BURLINGTON, WA., INC.                                                    13,963
28032                     MELDISCO K-M BURLINGTON PIKE, KY., INC.                                               14,955
28033                     MELDISCO K-M CALLAWAY, FLA., INC.                                                     13,659
28034                     MELDISCO K-M BUTTE, MT., INC.                                                         11,459
28035                     MELDISCO K-M CHESTER, VA., INC.                                                       18,080
28036                     MELDISCO K-M BLUEFIELD, W.VA., INC.                                                   18,625
28037                     MELDISCO K-M BONITA SPRINGS, FL., INC.                                                27,115
28038                     MELDISCO K-M AMERICAN FORK, UT., INC.                                                  9,605
28039                     MELDISCO K-M ANOKA, MN., INC.                                                         13,161
28040                     MELDISCO K-M APPLE VALLEY, CA., INC.                                                  15,390

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28041                     MELDISCO K-M ARECIBO, PR., INC.                                                       61,279
28042                     MELDISCO K-M ARROYO GRANDE, CA., INC.                                                 13,015
28043                     MELDISCO K-M ASHTABULA, OHIO, INC.                                                    17,772
28044                     MELDISCO K-M ATASCADERO, CA., INC.                                                    18,053
28045                     MELDISCO K-M BLACKSBURG, VA., INC.                                                    10,278
28046                     MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                 18,455
28047                     MELDISCO K-M BELLEVIEW, FL., INC.                                                     24,687
28048                     MELDISCO K-M BELL AVE., WI., INC.                                                     12,540
28049                     MELDISCO K-M BANNING, CA., INC.                                                       29,092
28050                     MELDISCO K-M CHESTERTON IND INC                                                       11,005
28051                     MELDISCO K-M BALLWIN, MO., INC.                                                       13,002
28052                     MELDISCO K-M ASHEVILLE, N.C., INC.                                                     6,227
28053                     MELDISCO K-M NEW ALBANY IN INC                                                        14,825
28054                     MELDISCO K-M SPRINGFIELD, VA., INC.                                                   20,559
28055                     MELDISCO K-M RICHFIELD, UT., INC.                                                      7,156
28056                     MELDISCO K-M ST. PETERSBURG, FLA., INC.                                               22,632
28057                     MELDISCO K-M RICHFIELD, MINN., INC.                                                    7,697
28058                     MELDISCO K-M WILLMAR, MINN., INC.                                                      9,571
28059                     MELDISCO K-M MAULDIN, S.C., INC.                                                       9,965
28060                     MELDISCO K-M WARREN, PA., INC.                                                        10,919
28061                     MELDISCO K-M FORT PAYNE, ALA., INC.                                                    9,886
28062                     MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                   12,130
28063                     MELDISCO K-M PORT ORANGE, FLA., INC.                                                  14,862
28064                     MELDISCO K-M KATELLA AVE., CA., INC.                                                  23,359
28065                     MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                               15,626
28066                     MELDISCO K-M SOMERSET, N.J., INC.                                                     23,697
28067                     MELDISCO K-M INDIANA, PA., INC.                                                       12,014
28068                     MELDISCO K-M OAKDALE, MINN., INC.                                                     10,345
28069                     MELDISCO K-M ITHACA, N.Y., INC.                                                       18,524
28070                     MELDISCO K-M SOMERSET, KY., INC.                                                      19,076
28071                     MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                               30,637
28072                     MELDISCO K-M UNION LAKE, MICH., INC.                                                  12,167
28073                     MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                          19,739
28074                     MELDISCO K-M DUBOIS, PA., INC.                                                        16,645
28075                     MELDISCO K-M TUCUMCARI, N. M., INC.                                                    6,065
28076                     MELDISCO K-M HIGH POINT, N.C., INC.                                                   15,046
28077                     MELDISCO K-M BAXTER, MINN., INC.                                                           0
28078                     MELDISCO K-M DEPTFORD, N.J., INC.                                                     13,852
28079                     MELDISCO K-M PALM BAY, FLA., INC.                                                     28,371
28080                     MELDISCO K-M SPRINGDALE, ARK., INC.                                                   11,946
28081                     MELDISCO K-M PHILADELPHIA, PA., INC.                                                  31,587
28082                     MELDISCO K-M LODI, N.J., INC.                                                         30,147
28083                     MELDISCO K-M CHEHALIS, WASH., INC.                                                    12,873
28084                     MELDISCO K-M BRADFORD, PA., INC.                                                           0
28085                     MELDISCO K-M CARY, N.C., INC.                                                         12,136
28086                     MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                               23,559
28087                     MELDISCO K-M LODI, CA., INC.                                                          17,005
28088                     MELDISCO K-M TORRINGTON, CONN., INC.                                                  16,892
28089                     MELDISCO K-M DICKSON, TENN., INC.                                                     12,822

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28090                     MELDISCO K-M CULLMAN, ALA., INC.                                                      13,598
28091                     MELDISCO K-M NORTH BLVD., N.C., INC.                                                  13,502
28092                     MELDISCO K-M ROUTE 10, MISS., INC.                                                     9,638
28093                     MELDISCO K-M OREGON AVE., PA., INC.                                                   38,191
28094                     MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                17,547
28095                     MELDISCO K-M BENSALEM, PA., INC.                                                      24,136
28096                     MELDISCO K-M N. TYLER ST., KS., INC.                                                   9,788
28097                     MELDISCO K-M PENSACOLA, FLA., INC.                                                    12,936
28098                     WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                              10,258
28099                     MELDISCO K-M RAINBOW CITY, ALA., INC.                                                  7,915
28100                     MELDISCO K-M MISSION BELL, FLA., INC.                                                  5,541
28101                     MELDISCO K-M ATHENS, ALA., INC.                                                       12,777
28102                     MELDISCO K-M INDIANAPOLIS IN INC                                                      19,481
28103                     MELDISCO K-M LAYTON, UT., INC.                                                        18,127
28104                     MELDISCO K-M JASPER, ALA., INC.                                                       14,587
28105                     MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                            46,923
28106                     MELDISCO K-M HWY 51 N WISC., INC.                                                     15,927
28107                     MELDISCO K-M PINOLE, CA., INC.                                                        26,657
28108                     MELDISCO K-M GARFIELD, MICH., INC.                                                    16,436
28109                     MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                            5,472
28110                     MELDISCO K-M LOGAN, UTAH., INC.                                                       14,241
28111                     MELDISCO K-M AUBURN, CA., INC.                                                        13,374
28112                     MELDISCO K-M LEECHBURG, PA., INC.                                                     15,441
28113                     MELDISCO K-M PORTLAND, TX., INC.                                                      16,360
28114                     MELDISCO K-M STREETSBORO, OH., INC.                                                   11,418
28115                     MELDISCO K-M SEVIERVILLE, TN., INC.                                                   14,810
28116                     MELDISCO K-M CONNEAUT, OH., INC.                                                       9,960
28117                     MELDISCO K-M MADISON, OHIO, INC.                                                      12,641
28118                     MELDISCO K-M GAS CITY IND INC                                                          8,404
28119                     MELDISCO K-M MARINE CITY, MI., INC.                                                   10,403
28120                     MELDISCO K-M ATLANTIC, IOWA, INC.                                                      9,844
28121                     MELDISCO K-M WINTER PARK, FLA., INC.                                                  21,187
28122                     MELDISCO K-M WAVELAND, MISS., INC.                                                     7,113
28123                     MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                            15,876
28124                     MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                 11,508
28125                     MELDISCO K-M OTTUMWA, IOWA, INC.                                                       9,054
28126                     MELDISCO K-M MARYSVILLE, WA., INC.                                                    12,803
28127                     MELDISCO K-M OMAHA, NEB., INC.                                                         9,129
28128                     MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                7,116
28129                     MELDISCO K-M PIQUA, OHIO, INC.                                                         9,712
28130                     MELDISCO K-M MAYSVILLE, KY., INC                                                      12,441
28131                     WASHINGTON, ILL., MELDISCO K-M, INC.                                                   9,764
28132                     Colonial Feet, Inc.                                                                        0
28133                     Laurel Centre Footaction, Inc.                                                             0
28134                     Irving Footaction, Inc.                                                                   41
28135                     Carolina Footaction, Inc.                                                                  9
28136                     Canal and Bourbon St. Footaction, Inc.                                                    55
28137                     Longview Footaction, Inc.                                                                 43
28138                     Bonita Lakes Footaction, Inc.                                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28139                     novusta Mall Footaction, Inc.                                                              0
28140                     Eatontown Open Country, Inc.                                                               0
28141                     CARY FOOTACTION, INC.                                                                      0
28142                     East Towne Mall Footaction, Inc.                                                         110
28143                     Basset Center Footaction, Inc.                                                         9,715
28144                     Raceway Fan Club, Inc.                                                                     0
28145                     Carousal Center Footaction, Inc.                                                           0
28146                     Colonial Park Footaction, Inc.                                                             0
28147                     Avenida Norte Footaction, Inc.                                                             0
28148                     Bradley Square Footaction, Inc.                                                            0
28149                     DEPTFORD FOOTACTION, INC.                                                              2,000
28150                     Eastridge Mall Footaction, Inc.                                                          760
28151                     Trumbull Park Fan Club, Inc.                                                               0
28152                     Southpark Footaction, Inc.                                                                 0
28153                     Valley Hills Footaction, Inc.                                                            250
28154                     West Oaks Footaction, Inc.                                                             1,632
28155                     Northwest Footaction, Inc.                                                                 0
28156                     Village Mall Footaction, Inc.                                                            110
28157                     Vintage Faire Footaction, Inc.                                                           250
28158                     Redondo Beach Footaction, Inc.                                                           275
28159                     River Ridge Mall Footaction, Inc.                                                          0
28160                     Charlottesville Fashion Sq. Footaction, Inc.                                               0
28161                     MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                           31,506
28162                     MILES MELDISCO K-M IOWA ST., CALIF., INC.                                             20,290
28163                     LOVES PARK, ILL., MELDISCO K-M, INC.                                                  14,685
28164                     MELDISCO K-M AURORA, COLO., INC.                                                      44,292
28165                     MILES MELDISCO K-M EVERETT, WASH., INC.                                               22,397
28166                     MILES MELDISCO K-M FILMORE COLORADO, INC.                                             21,199
28167                     MILES MELDISCO K-M FITCHBURG MA, INC.                                                 22,791
28168                     MILES MELDISCO K-M FLORISSANT, MO., INC.                                              21,949
28169                     MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                           8,500
28170                     MILES MELDISCO K M FORT WAYNE IND INC                                                 16,921
28171                     MILES MELDISCO K-M FRUITVILLE, PA., INC.                                              24,298
28172                     Eastgate Footaction, Inc.                                                                  0
28173                     Dolphin Mall Footaction, Inc.                                                              0
28174                     MILES MELDISCO K-M FT LAUDERDALE INC                                                  45,951
28175                     MELDISCO K-M AUBURN, MAINE, INC.                                                       9,265
28176                     MELDISCO K-M ALBANY, ORE., INC.                                                       16,064
28177                     MELDISCO K-M ANNANDALE, VA., INC.                                                     52,012
28178                     MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                           25,158
28179                     MELDISCO K-M 3610 PECK RD., CA., INC.                                                 26,771
28180                     MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                     24,276
28181                     MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                           61,239
28182                     MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                              40,669
28183                     MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                            65,037
28184                     MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                     20,260
28185                     MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                              22,687
28186                     MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                         30,281
28187                     MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                         46,822

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28188                     MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                23,853
28189                     MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                          21,879
28190                     MELDISCO K-M 1745 QUENTIN, PA., INC.                                                  15,370
28191                     MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                             14,725
28192                     MELDISCO K-M 8730 RIO, CA., INC.                                                      22,899
28193                     MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                             21,540
28194                     MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                             16,241
28195                     MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                           27,130
28196                     MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                             24,317
28197                     MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                         26,091
28198                     MELDISCO K-M 2855 DUNN RD., MO., INC.                                                 18,842
28199                     MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                  0
28200                     MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                          27,150
28201                     MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                              20,448
28202                     MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                           25,660
28203                     MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                          53,118
28204                     MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                          38,367
28205                     MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                 25,695
28206                     MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                           22,517
28207                     MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                            59,157
28208                     MELDISCO K-M BRONX, N.Y., INC.                                                        73,092
28209                     MELDISCO K-M BRANSON, MO., INC.                                                       23,483
28210                     MELDISCO K-M BISHOP, CA., INC.                                                        14,852
28211                     MELDISCO K-M BLYTHE, CA., INC.                                                        17,109
28212                     MELDISCO K-M BELL RD., AZ., INC.                                                      21,507
28213                     MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                              44,543
28214                     MELDISCO K-M BURNSVILLE, MINN., INC.                                                  12,186
28215                     MELDISCO K-M BEDFORD IND INC                                                           7,029
28216                     MELDISCO K-M BAYAMON, PR., INC.                                                       76,005
28217                     MELDISCO K-M BATAVIA, N.Y., INC.                                                      18,256
28218                     MELDISCO K-M 3808 BRADY ST., IA., INC.                                                12,411
28219                     MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                            65,328
28220                     MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                              14,671
28221                     MELDISCO K-M BEAVER FALLS, PA., INC.                                                  11,489
28222                     MELDISCO K-M ANNAPOLIS, MD., INC.                                                     32,517
28223                     MELDISCO K-M AMHERST, OHIO, INC.                                                      45,942
28224                     MELDISCO K-M AMES, IOWA, INC.                                                         11,235
28225                     MELDISCO K-M ALPENA, MICH, INC.                                                       13,569
28226                     MELDISCO K-M ALLEGANY, N.Y., INC.                                                     16,846
28227                     MELDISCO K-M BARTOW RD., FLA., INC.                                                   29,131
28228                     MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                    21,088
28229                     Lakeforest Fan Club, Inc.                                                                  0
28230                     Hanford Fan Club, Inc.                                                                     0
28231                     Greece Town Mall Fan Club, Inc.                                                            0
28232                     Fox Valley Footaction, Inc.                                                                0
28233                     Boulevard Mall Fan Club, Inc.                                                              0
28234                     Harrisburg East Footaction, Inc.                                                           0
28235                     Hattisburg Footaction, Inc.                                                                0
28236                     Haywood Footaction, Inc.                                                                   0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28237                     Hulen Footaction, Inc.                                                                     0
28238                     INDEPENDENCE MALL FOOTACTION, INC.                                                         0
28239                     Regency Square Footaction, Inc.                                                          110
28240                     Serramonte Footaction, Inc.                                                                0
28241                     Park City Footaction, Inc.                                                                 0
28242                     Prince George's Footaction, Inc.                                                           0
28243                     Prien Lake Footaction, Inc.                                                                0
28244                     MELDISCO/PAY LESS HINES, OR., INC.                                                       679
28245                     Palm Beach Footaction, Inc.                                                                0
28246                     Ocala Footaction, Inc.                                                                     0
28247                     Oxmoor Center Footaction, Inc                                                              0
28248                     Cortana Footaction, Inc.                                                                   0
28249                     Emerald Square Footaction, Inc.                                                            0
28250                     Fairlane Footaction, Inc.                                                                  0
28251                     Oakwood Footaction, Inc.                                                                   0
28252                     Cherry Hill Footaction, Inc.                                                               0
28253                     Cloverleaf Footaction, Inc.                                                                0
28254                     Coronado Center Footaction, Inc.                                                           0
28255                     PLaza del Caribe Footaction, Inc.                                                          0
28256                     MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                          21,330
28257                     MELDISCO K-M W. COVINA, CA., INC.                                                     17,605
28258                     MELDISCO K-M APPLE AVE., MICH., INC.                                                  19,166
28259                     MELDISCO K-M REDWOOD CITY, CA., INC.                                                  38,940
28260                     MELDISCO K-M HOUMA, LA., INC.                                                         10,858
28261                     MELDISCO K-M MIDLAND, MICH., INC.                                                     10,894
28262                     LANSING, ILL., MELDISCO K-M, INC.                                                     24,764
28263                     MELDISCO K-M BEACON WOODS DR., FLA., INC.                                             29,492
28264                     MELDISCO K-M VINELAND, N.J., INC.                                                     32,619
28265                     MELDISCO K-M POCATELLO, INC.                                                           9,056
28266                     MELDISCO K-M FT. MYERS, FLA., INC                                                     27,506
28267                     MELDISCO K-M TEMPLE CITY, CA., INC.                                                   29,238
28268                     MELDISCO K-M CUDAHY, CALIF., INC.                                                     45,520
28269                     ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                 14,713
28270                     MELDISCO K-M LITTLE CREEK RD., VA., INC.                                              12,321
28271                     MELDISCO K-M BRIGHTON, MICH., INC.                                                    11,454
28272                     MELDISCO K-M LAPEER, MICH., INC.                                                      16,256
28273                     MELDISCO K-M FT. PIERCE, FLA., INC.                                                   29,055
28274                     MELDISCO K-M JACKSONVILLE, N.C., INC.                                                 11,821
28275                     SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                24,102
28276                     MELDISCO K-M SEDALIA, MO., INC.                                                       13,317
28277                     MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                              18,635
28278                     MELDISCO K-M FOSTORIA, OHIO, INC.                                                      9,093
28279                     MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                19,413
28280                     MELDISCO K-M ALAMOGORDO, N.M., INC.                                                    9,699
28281                     MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                 16,760
28282                     MELDISCO K-M MADISONVILLE, KY., INC.                                                  10,575
28283                     MELDISCO K-M WARSAW IND INC                                                           14,976
28284                     MELDISCO K-M OWNESBORO, KY., INC.                                                     14,364
28285                     MELDISCO K-M ELWOOD IND INC                                                            9,046

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28286                     MELDISCO K-M MT. AIRY, N.C., INC.                                                      9,759
28287                     MELDISCO K-M OLATHE, KS., INC.                                                        16,478
28288                     MELDISCO K-M ORANGE PARK, FLA., INC.                                                  15,388
28289                     MELDISCO K-M DECATUR, ALA., INC.                                                      17,555
28290                     MELDISCO K-M FT. MORGAN, COLO., INC.                                                   6,105
28291                     MELDISCO K-M ENOLA, PA., INC.                                                         13,552
28292                     MELDISCO K-M FRONT ROYAL, VA., INC.                                                   19,431
28293                     MELDISCO K-M BALTIMORE CITY, MD., INC.                                                23,603
28294                     MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                             33,421
28295                     MELDISCO K-M WICHITA, KS., INC.                                                       11,562
28296                     MELDISCO K-M CLAY, N.Y., INC.                                                         11,607
28297                     MELDISCO K-M GARDENDALE, ALA., INC.                                                   15,556
28298                     MELDISCO K-M PANAMA CITY, FLA., INC.                                                  14,648
28299                     MELDISCO K-M COVINGTON, VA., INC.                                                      8,257
28300                     MELDISCO K-M HARLINGEN, TX., INC.                                                     22,591
28301                     MELDISCO K-M REDLANDS, CA., INC.                                                      21,533
28302                     MELDISCO K-M ESCANABA, MICH., INC.                                                     9,445
28303                     MELDISCO K-M TRAVERSE CITY, MICH., INC.                                               12,646
28304                     MELDISCO K-M GREECE, N.Y., INC.                                                       20,031
28305                     MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                            22,372
28306                     MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                          12,875
28307                     MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                             39,224
28308                     MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                          40,272
28309                     MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                           24,909
28310                     MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                            25,051
28311                     MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                           12,282
28312                     MILES MELDISCO K-M SOUTH BEND, IND., INC.                                             21,583
28313                     MILES MELDISCO K-M ROSWELL RD., GA., INC.                                             34,185
28314                     MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                            13,699
28315                     MILES MELDISCO K-M SALEM, N. H., INC.                                                 24,113
28316                     MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                          22,488
28317                     MILES MELDISCO K-M SHADELAND IND INC                                                  29,574
28318                     MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                          50,949
28319                     MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                             18,927
28320                     MILES MELDISCO K-M SO MADISON AVE IND INC                                             33,304
28321                     MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                             0
28322                     MILES MELDISCO K-M WAWATOSA, WISC., INC.                                              21,989
28323                     MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                 11,120
28324                     MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                            27,923
28325                     MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                        19,691
28326                     MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                            22,301
28327                     MILES MELDISCO K-M STOCKTON, CAL., INC.                                               23,746
28328                     MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                      20,401
28329                     MILES MELDISCO K-M ROSERY RD FLA INC                                                  21,356
28330                     MILES MELDISCO K-M ROCHESTER, MINN., INC.                                             16,169
28331                     MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                          31,015
28332                     MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                            13,462
28333                     MILES MELDISCO K-M STOW, OHIO, INC.                                                   13,295
28334                     MILES MELDISCO K-M TAMPA FLA INC                                                      26,181

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28335                     MILES MELDISCO K-M TARENTUM RD., PA., INC.                                            27,963
28336                     MILES MELDISCO K-M TILGHAM ST., PA., INC.                                             23,915
28337                     MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                            25
28338                     MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                            19,646
28339                     MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                            23,850
28340                     MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                          14,453
28341                     MILES MELDISCO K-M VENTURA, CAL., INC.                                                11,063
28342                     MILES MELDISCO K-M VERSAILLES, PA., INC.                                              20,035
28343                     MILES MELDISCO K-M VIVIAN, MO., INC.                                                  13,958
28344                     MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                           26,843
28345                     MILES MELDISCO K-M TAYLOR, MICH., INC.                                                34,368
28346                     MILES MELDISCO K-M TROY, MICH., INC.                                                  17,520
28347                     MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                         16,543
28348                     MILES MELDISCO K-M URBANDALE, IOWA, INC.                                              10,264
28349                     MILES MELDISCO K-M W 1400 S UTAH INC.                                                 20,400
28350                     MELDISCO K-M  MANISTEE, MICH., INC.                                                   14,033
28351                     MELDISCO K-M BALTIMORE, MD., INC.                                                     23,667
28352                     MILES MELDISCO K-M YPSILANTI, MICH., INC.                                             12,080
28353                     MILES MELDISCO K-M YAKIMA, WASH., INC.                                                22,524
28354                     MILES MELDISCO K-M WILSON RD., CALIF., INC.                                           28,471
28355                     MILES MELDISCO K-M YOUNGSTOWN, INC.                                                   19,697
28356                     MILES MELDISCO K-M WESTLAND, MICH., INC.                                              20,334
28357                     MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                           9,336
28358                     MILES MELDISCO K-M WEST RD., MICH., INC.                                              13,676
28359                     MILES MELDISCO K-M WAUKESHA, WISC., INC.                                              12,137
28360                     MELDISCO K-M PINEVILLE, LA., INC.                                                     17,025
28361                     MELDISCO K-M WILMINGTON, DE., INC.                                                    26,750
28362                     MELDISCO K-M ST. JOHNS, MI., INC.                                                     11,134
28363                     MELDISCO K-M ST. GEORGE, UT., INC.                                                    18,006
28364                     MELDISCO K-M PAINTSVILLE, KY., INC.                                                   15,673
28365                     MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                31,982
28366                     MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                      29,512
28367                     MELDISCO K-M OAK HARBOR, WA., INC.                                                     8,701
28368                     MELDISCO K-M NOGALES, ARIZ., INC.                                                     37,793
28369                     MELDISCO K-M SOUTH BISHOP, MO., INC.                                                  11,704
28370                     MELDISCO K-M POMPANO BEACH, FL., INC.                                                 29,795
28371                     MELDISCO K-M ST. CLOUD, MN., INC.                                                     17,361
28372                     MELDISCO K-M RIPON, WI., INC.                                                         11,033
28373                     MELDISCO K-M PINEVILLE, N.C., INC.                                                    17,027
28374                     MELDISCO K-M WINTER GARDEN, FL., INC.                                                 22,092
28375                     MELDISCO K-M WINCHESTER, KY., INC.                                                    12,522
28376                     MELDISCO K-M WISE, VA., INC.                                                          16,566
28377                     MELDISCO K-M RIO RANCHO, NM., INC.                                                    14,677
28378                     MELDISCO K-M YANKTON, S.D., INC.                                                       9,373
28379                     MELDISCO K-M ORANGEBURG, S.C., INC.                                                   15,622
28380                     MELDISCO K-M PALATKA, FLA., INC.                                                      18,762
28381                     MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                             18,075
28382                     MELDISCO K-M NORTH KENT MALL, MICH., INC.                                             19,915
28383                     MELDISCO K-M NORWALK, OHIO, INC.                                                      13,002

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28384                     MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                19,081
28385                     MELDISCO K-M NEW BOSTON, OHIO, INC.                                                   17,347
28386                     MELDISCO K-M PORTAGE RD., OHIO, INC.                                                  19,215
28387                     MELDISCO K-M ST. JOnovH, MO., INC.                                                     6,786
28388                     MELDISCO K-M WYTHEVILLE, VA., INC.                                                    12,381
28389                     MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                               25,079
28390                     MELDISCO K-M OCONOMOWOC, WI., INC.                                                    14,031
28391                     MELDISCO K-M OAK RIDGE, TENN., INC.                                                   14,324
28392                     MELDISCO K-M WINTER SPRINGS, FL., INC.                                                21,832
28393                     MELDISCO K-M PLYMOUTH, IN., INC.                                                      10,832
28394                     MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                  9,191
28395                     MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                            19,120
28396                     MELDISCO K-M PITTSTON, PA., INC.                                                       9,481
28397                     MELDISCO K-M PRESCOTT, ARIZ., INC.                                                     8,887
28398                     MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                 18,778
28399                     MELDISCO K-M RICHMOND, VA., INC.                                                      31,810
28400                     MELDISCO K-M GUAYAMA, N.Y., INC.                                                      47,823
28401                     MELDISCO K-M HENDERSON, NEV., INC.                                                    15,642
28402                     MELDISCO K-M CHARLEVOIX, MI., INC.                                                    11,252
28403                     MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                          71,969
28404                     MELDISCO K-M GOLDENROD RD., N., FL., INC.                                             26,329
28405                     MELDISCO K-M NORTHPORT, AL., INC.                                                     15,975
28406                     MELDISCO K-M OXON HILL, MD., INC.                                                     24,799
28407                     MELDISCO K-M ORANGE CITY, FL., INC.                                                   21,155
28408                     MELDISCO K-M OAK PARK, MI., INC.                                                      23,316
28409                     MELDISCO K-M NORTH BERGEN, N.J., INC.                                                      0
28410                     MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                30,385
28411                     MELDISCO K-M KENT, WASH., INC.                                                        22,075
28412                     MELDISCO K-M ONTARIO, ORE., INC.                                                      14,087
28413                     MELDISCO K-M GONZALES, LA., INC.                                                      13,956
28414                     MELDISCO K-M BURNHAM, PA., INC.                                                       13,402
28415                     MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                             13,763
28416                     MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                     712
28417                     MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                            744
28418                     MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                           23,803
28419                     MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                             10,708
28420                     Highland Mall Footaction, Inc.                                                             0
28421                     Military Circle Footaction, Inc.                                                           0
28422                     Mall of Abilene Footaction, Inc.                                                           0
28423                     Santurce Footaction, Inc.                                                                  0
28424                     Sikes Center Footaction, Inc                                                               0
28425                     Newburgh Mall Footaction, Inc.                                                             0
28426                     Newport City Thom McAn, Inc                                                            2,000
28427                     Marquette Mall Footaction, Inc.                                                            0
28428                     Granite Run Fan Club, Inc.                                                                 0
28429                     Gadsden Mall Footaction, Inc.                                                            110
28430                     MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                               713
28431                     MELDISCO/PAY LESS MEAD, WA., INC.                                                        437
28432                     MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                25,972

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28433                     Georgia Square Footaction, Inc.                                                            0
28434                     Great Northwest Footaction, Inc.                                                           0
28435                     Hamilton Place Footaction, Inc.                                                            0
28436                     Sharpstown Center Footaction, Inc.                                                     8,140
28437                     Roosevelt Mall (PA) Footaction, Inc.                                                       0
28438                     Great Mall Footaction, Inc.                                                                0
28439                     Mall Del Norte Footaction, Inc.                                                            0
28440                     Valle Vista Footaction, Inc.                                                               0
28441                     Metro North Footaction, Inc.                                                               0
28442                     Natick Mall Footaction, Inc.                                                               0
28443                     North East Footaction, Inc.                                                                0
28444                     Independence Center Footaction, Inc.                                                       0
28445                     West Oaks Footaction, Inc.                                                                 0
28446                     South Plains Footaction, Inc.                                                              0
28447                     Southlake Mall Footaction, Inc.                                                            0
28448                     Tucson Mall Footaction, Inc.                                                               0
28449                     Town East Footaction, Inc.                                                                 0
28450                     University Footaction, Inc.                                                                0
28451                     Solomon Pond Footaction, Inc.                                                              0
28452                     Warner Robins Galleria Footaction, Inc.                                                    0
28453                     Carolina East Footaction, Inc.                                                             0
28454                     Camp Wisdom Footaction, Inc.                                                               0
28455                     MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                               0
28456                     Capital Footaction, Inc.                                                                   0
28457                     Boynton Beach Footaction, Inc.                                                             0
28458                     Annapolis Mall Footaction, Inc.                                                            0
28459                     Citadel Mall Footaction, Inc.                                                              0
28460                     Steamtown Footaction, Inc.                                                                 0
28461                     St. Clair FootAction, Inc.                                                                 0
28462                     Pasadena Towne Square Footaction, Inc.                                                     0
28463                     Mt. Berry Square Footaction, Inc,                                                          0
28464                     MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                              275
28465                     Tyrone Square Footaction, Inc.                                                             0
28466                     OAK HOLLOW FOOTACTION, INC.                                                              320
28467                     Mall at 163rd St. Footaction, Inc.                                                         0
28468                     Northgate Footaction, Inc.                                                                 0
28469                     Magnolia Mall Footaction, Inc.                                                             0
28470                     Columbia Center Footaction, Inc.                                                           0
28471                     FOUR SEASONS FOOTACTION, INC.                                                              0
28472                     Greenspoint Footaction, Inc.                                                               0
28473                     Gulf View Square Footaction Inc.                                                           0
28474                     Golden East Crossing Footation, Inc.                                                       0
28475                     Hudson Mall Footaction, Inc.                                                           2,000
28476                     Spring Hill Footaction, Inc.                                                               0
28477                     Taylor Township Footaction, Inc                                                            0
28478                     Broward Mall Footaction, Inc.                                                              0
28479                     Fairgrounds Sq. Footaction, Inc.                                                           0
28480                     Oak Park Footaction, Inc.                                                                  0
28481                     Kenner Footaction, Inc.                                                                  530

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28482                     Old Hickory Mall Footaction, Inc.                                                          0
28483                     SOUTH SQUARE MALL FOOTACTION, INC.                                                         0
28484                     W. Mifflin Footaction, Inc.                                                                0
28485                     Lakeland Square Footaction, Inc.                                                           0
28486                     Westgate Mall Footaction, Inc.                                                             0
28487                     TWIN RIVERS MALL FOOTACTION, INC.                                                          0
28488                     Anderson Footaction, Inc.                                                                  0
28489                     MELDISCO K-M PROVO, UT., INC.                                                         19,068
28490                     MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                               26,155
28491                     MELDISCO K-M RIO PIEDRAS, PR., INC.                                                   29,919
28492                     MELDISCO K-M GRAYLING, MI, INC.                                                        7,285
28493                     MELDISCO K-M GRAYSON, KY., INC.                                                       19,178
28494                     MELDISCO K-M HARDING HIGHWAY, OH., INC.                                               11,243
28495                     MELDISCO K-M HAVRE, MONT., INC.                                                       15,304
28496                     MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                60,795
28497                     MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                            19,311
28498                     MELDISCO K-M GREENVILLE, MI., INC.                                                    18,621
28499                     MELDISCO K-M HESPERIA, CA., INC.                                                      23,117
28500                     MELDISCO K-M COLORADO SPRINGS, CO., INC.                                               5,418
28501                     MELDISCO K-M LANTANA, FLA., INC.                                                      40,543
28502                     MELDISCO K-M LANGHORNE, PA., INC.                                                     24,597
28503                     MELDISCO K-M HUTCHINSON, KAN., INC.                                                   10,028
28504                     MELDISCO K-M LAWTON, OKLA., INC.                                                      17,373
28505                     MELDISCO K-M MT. PLEASANT, MICH., INC.                                                14,859
28506                     MELDISCO K-M HALSTEAD ST., MICH., INC.                                                 9,070
28507                     MELDISCO K-M HILLTOP DR., CALIF., INC.                                                20,112
28508                     MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                             13,488
28509                     MELDISCO K-M HUNTINGTON IND INC                                                        7,967
28510                     MELDISCO K-M HORSEHEADS, N.Y., INC.                                                   15,716
28511                     MELDISCO K-M LEWISTON, ID., INC.                                                      10,228
28512                     MELDISCO K-M LONGMONT, COLO., INC.                                                    18,532
28513                     MELDISCO K-M HAMPTON, VA., INC.                                                       13,942
28514                     MELDISCO K-M HEMET, CALIF., INC.                                                      20,667
28515                     MELDISCO K-M HOBBS, N.M., INC.                                                        11,282
28516                     MELDISCO K-M JEFFERSONVILLE, IND., INC.                                               16,053
28517                     MELDISCO K-M JEFFERSON CITY, MO., INC.                                                15,568
28518                     MELDISCO K-M KALISPELL, MO., INC.                                                     11,706
28519                     MELDISCO K-M LONGVIEW, TX., INC.                                                      13,769
28520                     MELDISCO K-M MAIN ST., WISC., INC.                                                    13,483
28521                     MELDISCO K-M LOUISVILLE, KY., INC.                                                    21,278
28522                     MELDISCO K-M HYANNIS, MASS., INC.                                                     33,399
28523                     MELDISCO K-M KINGSPORT, TENN., INC.                                                   20,887
28524                     MELDISCO K-M JACKSON, TENN., INC.                                                     14,516
28525                     MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                 20,556
28526                     MELDISCO K-M HWY. 33, VA., INC.                                                       15,981
28527                     MELDISCO K-M MALL BLVD., PA., INC.                                                    20,211
28528                     MELDISCO K-M LAKE PARK, FLA., INC.                                                    40,415
28529                     MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                15,888
28530                     MELDISCO K-M LAS CRUCES, N.M., INC.                                                   10,204

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28531                     MELDISCO K-M HOOKSETT, N.H., INC.                                                     15,891
28532                     MELDISCO K-M HELENA, MONT., INC.                                                       7,928
28533                     MELDISCO K-M HAYWARD, CALIF., INC.                                                    28,603
28534                     MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                               13,469
28535                     MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                             10,135
28536                     MILES MELDISCO K-M CIRCLE, KY., INC.                                                  20,528
28537                     MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                          18,502
28538                     MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                  0
28539                     MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                           21,355
28540                     MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                           15,622
28541                     MILES MELDISCO K-M CEDAR ST., MICH., INC.                                             14,680
28542                     MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                           18,528
28543                     MILES MELDISCO K-M BUTLER ST., PA., INC.                                              16,281
28544                     MILES MELDISCO K-M BLOOMINGTON IND INC                                                 6,764
28545                     MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                         17,516
28546                     MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                             21,854
28547                     MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                            15,621
28548                     MILES MELDISCO K-M BELT H'WAY., MO., INC.                                             14,664
28549                     MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                           55,107
28550                     MILES MELDISCO K-M BEACH BLVD FLA INC                                                 31,661
28551                     MILES MELDISCO K-M BANISTER RD., MO., INC.                                            13,452
28552                     MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                 17,279
28553                     MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                            29,403
28554                     MILES MELDISCO K-M BISCAYNE FLA INC                                                   48,914
28555                     MILES MELDISCO K-M 72ND ST., WASH., INC.                                              22,044
28556                     MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                          24,325
28557                     MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                      69,279
28558                     MILES MELDISCO K-M ARVADA, COLO., INC.                                                15,519
28559                     MILES MELDISCO K-M BISMARK, N. DAK., INC.                                             21,624
28560                     MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                      22,279
28561                     MILES MELDISCO K-M 2873 W., PA., INC.                                                 13,141
28562                     MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                          13,779
28563                     MILES MELDISCO K-M AVE., J., CALIF., INC.                                             18,051
28564                     MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                      20,557
28565                     MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                      55,617
28566                     MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                 22,164
28567                     MILES MELDISCO K-M 66 ST FLA INC                                                      30,329
28568                     MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                          29,812
28569                     MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                            18,047
28570                     MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                            11,908
28571                     MILES MELDISCO K-M 9TH ST., FLA., INC.                                                14,295
28572                     MILES MELDISCO K-M 6TH AVE., WASH., INC.                                              15,315
28573                     MILES MELDISCO K-M CUDAHY, WISC., INC.                                                16,528
28574                     MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                             14,383
28575                     MILES MELDISCO K-M EL CAJON, CALIF., INC.                                             22,140
28576                     MILES MELDISCO K-M DENVER, INC.                                                       13,007
28577                     MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                             32,562
28578                     MILES MELDISCO K-M DES PLAINES, INC.                                                  28,970
28579                     MILES MELDISCO K-M DIXIE, KY., INC.                                                   20,064

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28580                     MILES MELDISCO K-M DORAVILLE, GA., INC.                                               53,642
28581                     MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                14,090
28582                     MILES MELDISCO K-M COLUMBIA, S.C., INC.                                               19,541
28583                     MILES MELDISCO K-M EASTWOOD, ALA., INC.                                               16,507
28584                     MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                  18,852
28585                     MELDISCO K-M SHEBOYGAN, WISC., INC.                                                   11,628
28586                     MELDISCO K-M MURFREESBORO, TENN., INC.                                                12,901
28587                     MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                             18,858
28588                     MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                16,464
28589                     MELDISCO K-M LAKE ORION, MICH., INC.                                                  13,038
28590                     MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                          17,276
28591                     MELDISCO K-M ST. novUSTINE, FLA., INC.                                                17,448
28592                     MELDISCO K-M. ACTON, MASS., INC.                                                      11,311
28593                     MELDISCO K-M ELLICOTT CITY, MD., INC.                                                 16,360
28594                     MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                21,534
28595                     MELDISCO K-M SEASIDE, CA., INC.                                                            0
28596                     MELDISCO K-M BROOKHAVEN, PA., INC.                                                    18,857
28597                     MELDISCO K-M SAYRE, PA., INC.                                                         17,735
28598                     MELDISCO K-M NEWBURYPORT, MASS., INC.                                                  8,513
28599                     MELDISCO K-M SHERIDAN, WYO., INC.                                                      8,749
28600                     MELDISCO K-M LA PORTE IND INC                                                         15,348
28601                     MELDISCO K-M FALL RIVER, MASS., INC.                                                  17,997
28602                     MELDISCO K-M FEDERAL HWY., FLA., INC.                                                 39,577
28603                     MELDISCO K-M NEW CASTLE, PA., INC.                                                    19,051
28604                     MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                            10,014
28605                     MELDISCO K-M WAYNESBORO, PA., INC.                                                    15,644
28606                     MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                17,775
28607                     MELDISCO K-M BELLE VERNON, PA., INC.                                                  18,520
28608                     MELDISCO K-M HERNDON, VA., INC.                                                       33,267
28609                     MELDISCO K-M WATERTOWN, CT., INC.                                                     15,713
28610                     MELDISCO K-M WILLIAMSPORT, PA., INC.                                                  17,250
28611                     MELDISCO K-M EAGLEVILLE, PA., INC.                                                    12,979
28612                     MELDISCO K-M GLASSBORO, N.J., INC.                                                    21,489
28613                     MELDISCO K-M MARYVILLE, TENN., INC.                                                   18,154
28614                     MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                               15,549
28615                     MELDISCO K-M SUNLAND, CA., INC.                                                            0
28616                     NEW LENOX, ILL., MELDISCO K-M, INC.                                                   21,897
28617                     MELDISCO K-M BERWICK, PA., INC.                                                       15,322
28618                     MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                42,549
28619                     MELDISCO K-M LAKE TAHOE, CA., INC.                                                    15,936
28620                     MELDISCO K-M HENDERSONVILLE, TENN., INC.                                               8,102
28621                     MELDISCO K-M ALLENTOWN, PA., INC.                                                     26,472
28622                     MELDISCO K-M CORTLAND, N.Y., INC.                                                     16,885
28623                     MELDISCO K-M novUSTA, MAINE, INC.                                                      7,775
28624                     MELDISCO K-M MEADEVILLE, PA., INC.                                                    11,845
28625                     MELDISCO K-M E. STROUDSBURG, PA., INC.                                                21,386
28626                     MELDISCO K-M LANCASTER, PA., INC.                                                     18,445
28627                     MELDISCO K-M RIO GRANDE, N.J., INC.                                                   40,951
28628                     PONTIAC, ILL., MELDISCO K-M, INC.                                                      8,196

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28629                     PULASKI, ILL., MELDISCO K-M, INC.                                                     44,729
28630                     MELDISCO K-M CLAYMONT, DEL., INC.                                                     14,403
28631                     MELDISCO K-M GOLDSBORO, N.C., INC.                                                    11,813
28632                     MELDISCO K-M WATERVILLE, MAINE, INC.                                                  10,902
28633                     MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                 24,054
28634                     MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                             16,445
28635                     MELDISCO K-M CHEBOYGAN, MICH., INC.                                                    7,007
28636                     MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                             14,366
28637                     MELDISCO K-M KINSTON, N. C., INC.                                                      8,997
28638                     MELDISCO K-M SARALAND, ALA., INC.                                                     11,011
28639                     MELDISCO K-M JAMESTOWN, N.D.,INC.                                                      6,050
28640                     MELDISCO K-M ENDICOTT, N.Y., INC.                                                     12,828
28641                     MELDISCO K-M QUAKERTOWN, PA., INC.                                                    16,012
28642                     MELDISCO K-M KOKOMO, IN., INC.                                                        11,513
28643                     MELDISCO K-M CINCINNATI, OHIO, INC.                                                   15,808
28644                     MELDISCO K-M PIERRE, S.D., INC.                                                        6,641
28645                     MELDISCO K-M WOODBRIDGE, VA., INC.                                                    23,338
28646                     MELDISCO K-M LEBANON, TENN., INC.                                                     15,131
28647                     MELDISCO K-M CHATTANOOGA, TN., INC.                                                    7,408
28648                     MELDISCO K-M SPRINGFIELD, MA., INC.                                                   26,016
28649                     MELDISCO K-M RICHMOND, MICH., INC.                                                    16,124
28650                     MELDISCO K-M LIMONITE AVENUE, CA., INC.                                               19,325
28651                     MELDISCO K-M PLACERVILLE, CA., INC.                                                   12,478
28652                     MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                            19,278
28653                     MELDISCO K-M ALBERTVILLE, ALA., INC.                                                  15,461
28654                     MELDISCO K-M WINONA, MINN., INC.                                                       7,756
28655                     MELDISCO K-M O'FALLON, MO., INC.                                                      13,601
28656                     MELDISCO K-M 3020 12TH ST., S.D., INC.                                                10,341
28657                     MELDISCO K-M WEST BEND, WISC., INC.                                                    8,650
28658                     MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                27,281
28659                     MELDISCO K-M WEST CHESTER, PA., INC.                                                  15,740
28660                     MELDISCO K-M TEXARKANA, TX., INC.                                                     15,890
28661                     MELDISCO K-M DANVILLE, KY., INC.                                                       8,551
28662                     MELDISCO K-M FRACKVILLE, PA., INC.                                                    16,146
28663                     MORTON, ILL., MELDISCO K-M, INC.                                                      12,049
28664                     MELDISCO K-M WEST STATE ST., N.Y., INC.                                               26,785
28665                     MELDISCO K-M ALMA, MICH., INC.                                                         9,480
28666                     MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                               12,251
28667                     MELDISCO K-M KEARNEY, N.J., INC.                                                      55,023
28668                     MELDISCO K-M E. 10TH ST., S.D., INC.                                                  10,472
28669                     MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                 26,694
28670                     MELDISCO K-M PARAMUS, N.J., INC.                                                      30,116
28671                     MELDISCO K-M CLOSTER, N.J., INC.                                                      24,113
28672                     MELDISCO K-M GRASS VALLEY, CA., INC.                                                  17,029
28673                     MELDISCO K-M KEARNS, UT., INC.                                                        18,513
28674                     MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                  4,964
28675                     MELDISCO K-M MADISON HGTS, MICH., INC.                                                35,462
28676                     MELDISCO K-M MARIETTA, OH., INC.                                                       9,920
28677                     MELDISCO K-M MADISON ST., TN., INC.                                                    9,563

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28678                     MELDISCO K-M RICHLANDS, VA., INC.                                                     20,078
28679                     MELDISCO K-M BROWNSBURG IN INC                                                        10,031
28680                     MELDISCO K-M CODY, WY., INC.                                                           6,526
28681                     WOODSTOCK, ILL., MELDISCO K-M, INC.                                                   17,515
28682                     MT. VERNON, ILL., MELDISCO K-M, INC.                                                  11,841
28683                     MELDISCO K-M PETALUMA, CA., INC.                                                      17,764
28684                     MELDISCO K-M ROMEO, MICH., INC.                                                        8,643
28685                     MELDISCO K-M OUTER LOOP, KY., INC.                                                    19,649
28686                     BELL RD., ILL., MELDISCO K-M, INC.                                                    15,167
28687                     S. CICERO AVE, ILL., MELDISCO K-M, INC.                                               30,245
28688                     MELDISCO K-M CLINTON, MD., INC.                                                       20,323
28689                     MELDISCO K-M CROSSVILLE, TENN., INC.                                                  14,435
28690                     MELDISCO K-M LEAVENWORTH, KS., INC.                                                    7,161
28691                     MELDISCO K-M SCOTTSBORO, ALA., INC.                                                    9,552
28692                     MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                             12,270
28693                     MELDISCO K-M WILMINGTON, N.C., INC.                                                   17,284
28694                     MELDISCO K-M XYLON AVE., MINN., INC.                                                  10,823
28695                     MELDISCO K-M ZANESVILLE, OHIO, INC.                                                   18,163
28696                     MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                        45,973
28697                     MELDISCO K-M VINCENNES IND INC                                                         5,680
28698                     MELDISCO K-M WAYNE, N.J. INC.                                                         51,254
28699                     MELDISCO K-M WEIRTON W. VA., INC.                                                      9,657
28700                     MELDISCO K-M WESTLAKE, OHIO, INC.                                                     15,419
28701                     MELDISCO K-M FARMINGTON, N.M., INC.                                                   21,484
28702                     MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                            14,846
28703                     MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                             9,310
28704                     MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                               17,154
28705                     MELDISCO K-M FAIRBORN, OHIO, INC.                                                      8,513
28706                     MELDISCO K-M FT. MITCHELL, KY., INC.                                                  18,540
28707                     MELDISCO K-M MINNETONKA, MINN., INC.                                                   7,886
28708                     MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                   26,328
28709                     MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                     24,294
28710                     MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                            36,089
28711                     MELDISCO K-M GREENWOOD IND INC                                                        14,280
28712                     MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                      0
28713                     MELDISCO K-M GRAY AVE., CALIF., INC.                                                  16,679
28714                     MELDISCO K-M GREENWOOD, S.C., INC.                                                    16,324
28715                     MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                             17,724
28716                     MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                              18,953
28717                     MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                         54,951
28718                     MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                 7,121
28719                     MELDISCO K-M WILLOW GROVE, PA., INC.                                                  18,121
28720                     MELDISCO K-M FEASTERVILLE, PA., INC.                                                  16,454
28721                     MELDISCO K-M GREAT FALLS, MONT., INC.                                                 14,318
28722                     MELDISCO K-M HALES CORNERS, WISC., INC.                                               19,687
28723                     MELDISCO K-M W. 65TH ST., OHIO, INC.                                                  21,206
28724                     MELDISCO K-M GREENVILLE, OHIO, INC.                                                    8,332
28725                     MELDISCO K-M W. LEBANON, N.H., INC.                                                    9,562
28726                     MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                165

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28727                     MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                18,637
28728                     MELDISCO K-M GREENVILLE, MISS., INC.                                                  11,382
28729                     MELDISCO K-M WASHINGTON ST IND INC                                                    35,710
28730                     MELDISCO K-M WARMINSTER, PA.,INC.                                                     17,374
28731                     MELDISCO K-M WALLA WALLA, WASH., INC.                                                 12,453
28732                     MELDISCO K-M WABASH AVE., MD., INC.                                                   20,266
28733                     MELDISCO K-M W.PATRICK, MD., INC.                                                     20,833
28734                     MELDISCO K-M WATSON BLVD., GA., INC.                                                  25,505
28735                     MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                            16,391
28736                     MELDISCO K-M WATERBURY, CONN., INC.                                                   26,779
28737                     MELDISCO K-M MILFORD, MASS., INC.                                                     14,419
28738                     MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                              26,597
28739                     MELDISCO K-M MERCERVILLE RD., N.J., INC                                               41,774
28740                     MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                             13,258
28741                     MELDISCO K-M MIAMISBURG, OHIO, INC.                                                   47,160
28742                     MELDISCO K-M MERRILLVILLE INC                                                         22,797
28743                     MELDISCO K-M OREM UTAH, INC.                                                          13,711
28744                     MILES MELDISCO K-M RAPID CITY, S.D., INC.                                             24,495
28745                     MELDISCO K-M ST ALBANS W. VA., INC.                                                   16,202
28746                     MELDISCO K-M STADIUM DR., MICH., INC.                                                  9,152
28747                     MELDISCO K-M STEVENS POINT, WISC., INC.                                                8,426
28748                     MELDISCO K-M MODESTA, CAL., INC.                                                      25,299
28749                     MELDISCO K-M MISSOULA, MONT., INC.                                                     9,225
28750                     MELDISCO K-M MILFORD, OHIO, INC.                                                      13,806
28751                     MELDISCO K-M STURGIS, MICH., INC.                                                     12,511
28752                     MELDISCO K-M SUMTER, S.C., INC.                                                       15,791
28753                     MELDISCO K-M MOOSIC, PA., INC.                                                        17,611
28754                     MELDISCO K-M NEW IBERIA, LA, INC.                                                     12,217
28755                     MELDISCO K-M NEWARK, CALIF., INC.                                                          0
28756                     MELDISCO K-M NEWPORT NEWS, VA., INC.                                                   9,408
28757                     MELDISCO K-M SnovAS, MASS., INC.                                                      30,078
28758                     MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                             16,285
28759                     MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                16,404
28760                     MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                   7,201
28761                     MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                     20,449
28762                     MELDISCO K-M NORRISTOWN, PA., INC.                                                    18,716
28763                     MELDISCO K-M NORTH CANTON, OHIO, INC.                                                 20,776
28764                     MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                         18,000
28765                     MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                              12,172
28766                     MELDISCO K-M NINE MILE RD., VA., INC.                                                 26,557
28767                     MELDISCO K-M NAPLES, FLA., INC                                                        15,277
28768                     MELDISCO K-M NAMPA, ID., INC.                                                         15,670
28769                     MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                  40,401
28770                     MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                          28,105
28771                     MELDISCO K-M MENOMINEE, MICH., INC.                                                   11,378
28772                     MELDISCO K-M MASON CITY, IOWA, INC.                                                    8,123
28773                     MELDISCO K-M MANHATTAN, KS., INC.                                                      6,753
28774                     MELDISCO K-M MANTUA, N.J., INC.                                                       33,092
28775                     MELDISCO K-M MARYLAND AVE., MINN., INC.                                               24,681

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28776                     MELDISCO K-M MARLTON, N.J., INC.                                                      10,891
28777                     MELDISCO K-M TACOMA, WASH., INC.                                                      17,402
28778                     MELDISCO K-M SPRING VALLEY, CALIF., INC.                                              16,543
28779                     MELDISCO K-M SINCLAIR LANE, MD., INC.                                                 16,000
28780                     MELDISCO K-M SOQUEL,CALIF.,INC.                                                          282
28781                     MELDISCO K-M SILVER SPRING, MD., INC.                                                 53,487
28782                     MELDISCO K-M NAZARETH PIKE, PA., INC.                                                 18,712
28783                     MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                 14,865
28784                     MELDISCO K-M MUSKOGEE,OKLA.,INC                                                       11,388
28785                     MELDISCO K-M MORRISTOWN, TENN., INC.                                                  21,061
28786                     MELDISCO K-M SHELBY, N.C., INC.                                                       15,854
28787                     MELDISCO K-M SHELBURKE RD., VT., INC.                                                 14,066
28788                     MELDISCO K-M SIOUX CITY, IOWA, INC.                                                   22,608
28789                     MELDISCO K-M MANASSAS, VA., INC.                                                      32,219
28790                     MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                12,326
28791                     MELDISCO K-M N. AVE., COLO., INC.                                                     14,325
28792                     MELDISCO K-M UTICA, MICH., INC.                                                       12,163
28793                     MELDISCO K-M W. 7 MILE RD., MICH., INC.                                               19,473
28794                     MELDISCO K-M VERNON, CONN., INC.                                                      31,664
28795                     MELDISCO K-M VENICE, FLA., INC.                                                       17,403
28796                     MELDISCO K-M VALPARAISO, IND., INC.                                                   12,498
28797                     MELDISCO K-M VALLEY PLAZA, MD., INC.                                                  22,451
28798                     MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                 26,909
28799                     MELDISCO K-M TUALATIN, ORE., INC.                                                     13,719
28800                     MELDISCO K-M TOMS RIVER, N.J., INC.                                                   31,930
28801                     MELDISCO K-M TOLEDO, OHIO, INC.                                                       13,987
28802                     MELDISCO K-M TIFTON, GA., INC.                                                        12,063
28803                     MELDISCO K-M VALENCIA, CALIF., INC.                                                   19,059
28804                     MELDISCO K-M TULSA, OKLA., INC.                                                       12,104
28805                     MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                  19,570
28806                     MELDISCO K-M U. S. RTE, 309, PA., INC.                                                21,274
28807                     MELDISCO K-M PLATTE WOODS, MO., INC.                                                   8,155
28808                     MELDISCO K-M PERU IND INC                                                              7,572
28809                     MELDISCO K-M PLAZA MALL, NJ., INC.                                                    39,752
28810                     MELDISCO K-M PONTIAC, MICH., INC.                                                     12,809
28811                     MELDISCO K-M PORTAGE, MICH., INC.                                                     10,924
28812                     MELDISCO K-M READING, PA., INC.                                                       19,164
28813                     MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                 16,965
28814                     MELDISCO K-M PASADENA, MD., INC.                                                      19,038
28815                     MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                10,639
28816                     MELDISCO K-M PADUCAH, KY., INC.                                                       16,961
28817                     MELDISCO K-M PARKERSBURG W. VA., INC.                                                 13,873
28818                     MELDISCO K-M SANTA FE, N.M., INC.                                                     20,803
28819                     MELDISCO K-M TALLMADGE, OHIO, INC.                                                    21,019
28820                     MELDISCO K-M REED ROAD, PA., INC.                                                          0
28821                     MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                12,121
28822                     MELDISCO K-M ROSWELL, N.M., INC.                                                      12,416
28823                     MELDISCO K-M ROCK HILL, S.C., INC.                                                    23,289
28824                     MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                               675

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28825                     MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                 0
28826                     MELDISCO K-M ROCHESTER, MICH., INC.                                                   15,039
28827                     MELDISCO K-M RIVERSIDE, CALIF., INC.                                                  19,850
28828                     MELDISCO K-M RENSSELAER, N.Y. INC.                                                    17,187
28829                     MILES MELDISCO K-M N. DIVISION, WASH., INC.                                           23,527
28830                     MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                         18,610
28831                     MELDISCO K-M TARPON SPRINGS, FLA., INC.                                               19,719
28832                     MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                            16,496
28833                     MILES MELDISCO K-M OCALA,FLA.,INC.                                                    18,500
28834                     MILES MELDISCO K-M NORTH GATE, INC.                                                   23,793
28835                     MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                           32,978
28836                     MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                             0
28837                     MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                             11,728
28838                     MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                          16,844
28839                     MILES MELDISCO K-M OSHKOSH, WISC., INC.                                               14,224
28840                     MILES MELDISCO K-M ORANGE, CALIF., INC.                                                    0
28841                     MILES MELDISCO K-M PATRICIO, P. R., INC.                                              84,005
28842                     MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                7,402
28843                     MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                         18,713
28844                     MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                            11,397
28845                     MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                          34,514
28846                     MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                         12,348
28847                     MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                           18,959
28848                     MILES MELDISCO K-M MISSION ST., ORE., INC.                                            19,689
28849                     MILES MELDISCO K-M MINOT, N.D., INC.                                                  18,765
28850                     MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                              0
28851                     MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                           24,501
28852                     MILES MELDISCO K-M MONROE, MICH., INC.                                                17,708
28853                     MILES MELDISCO K-M MORRELL, TENN., INC.                                               15,677
28854                     MILES MELDISCO K-M MOSS ST., CALIF., INC.                                             44,604
28855                     MILES MELDISCO K-M MASSILLON, OHIO, INC.                                              24,677
28856                     MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                   0
28857                     MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                              26,396
28858                     MILES MELDISCO K-M MCKINLEY AVE IND INC                                               24,834
28859                     MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                           18,954
28860                     MILES MELDISCO K-M MERRIAM, INC.                                                      14,489
28861                     MILES MELDISCO K-M MESA, ARIZ., INC.                                                  21,659
28862                     MILES MELDISCO K-M PUEBLO, COLO., INC.                                                20,062
28863                     MILES MELDISCO K-M MAPLE RD., MICH., INC.                                              8,821
28864                     MILES MELDISCO K-M MADERA RD., CALIF., INC.                                           10,469
28865                     MILES MELDISCO K-M MADISON, TENN., INC.                                               34,168
28866                     MILES MELDISCO K-M LA CROSSE, WISC., INC.                                              8,108
28867                     MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                  0
28868                     MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                             11,551
28869                     MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                             8,752
28870                     MILES MELDISCO K-M LAKE RD., OREGON, INC.                                             15,527
28871                     MILES MELDISCO K-M LOMBARD, ILL., INC.                                                18,310
28872                     Gurnee Mills Fan Club, Inc.                                                              216
28873                     Hickory Hollow Mall Footaction, Inc.                                                   1,150

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28874                     Hickory Ridge Mall Footaction, Inc.                                                    1,080
28875                     Highland Park Footaction, Inc.                                                             0
28876                     Hamtramck Footaction, Inc.                                                                 0
28877                     Hallwood Footaction, Inc.                                                                  0
28878                     Hamilton Fan Club, Inc.                                                                2,000
28879                     Tyler Mall Fan Club, Inc.                                                                  0
28880                     Upper Darby Footaction, Inc.                                                               0
28881                     GETTY SQUARE FOOTACTION, INC.                                                             95
28882                     Grand Boulevard Footaction, Inc.                                                           0
28883                     Grand Rapids Footaction, Inc.                                                              0
28884                     Greenbriar Mall Footaction, Inc.                                                           0
28885                     Forest Hills Footaction, Inc.                                                              0
28886                     FAIRLANE MEADOWS FOOTACTION, INC.                                                          0
28887                     Fox Hills (Cal.) Fan Club, Inc.                                                          275
28888                     Eastridge Fan Club, Inc.                                                                   0
28889                     The Meadows Fan Club, Inc.                                                             1,235
28890                     The Village Footaction, Inc.                                                               0
28891                     Tower Center Footaction, Inc.                                                              0
28892                     Treasure Coast Mall Footaction, Inc.                                                       0
28893                     Troy Footaction, Inc.                                                                      0
28894                     Tukwila Open Country, Inc.                                                                59
28895                     Ladera Center Footaction, Inc.                                                           250
28896                     LAFAYETTE FOOTACTION, INC.                                                                10
28897                     Lakewood Fan Club, Inc.                                                                    0
28898                     Lee Harvard Footaction, Inc.                                                               0
28899                     Leominster Fan Club, Inc.                                                                  0
28900                     Lincoln Park Footaction, Inc.                                                              0
28901                     Lloyd Center Fan Club, Inc.                                                                0
28902                     Mall @ Barnes Crossing Footaction, Inc.                                                   25
28903                     Macomb Mall Footaction, Inc.                                                               0
28904                     Mall De Aguilas Footaction, Inc.                                                           0
28905                     MARKET CENTER FOOTACTION, INC.                                                             0
28906                     Marketplace at Hollywood Footaction, Inc.                                                  0
28907                     Quaker Bridge Open Country, Inc.                                                       2,000
28908                     Fresno Fan Club, Inc.                                                                      0
28909                     Freedom Mall Footaction, Inc.                                                          7,630
28910                     Sunbury Footaction, Inc.                                                                   0
28911                     Sawgrass Fan Club, Inc.                                                                    0
28912                     Padre Footaction, Inc.                                                                     0
28913                     Vista Ridge Mall Footaction, Inc.                                                          0
28914                     Washington Street Fan Club, Inc.                                                           0
28915                     WEST END MALL FOOTACTION, INC.                                                             0
28916                     Westgate Fan Club, Inc.                                                                    0
28917                     Westland-Haileah Fan Club, Inc.                                                            0
28918                     Killeen Mall Footaction, Inc.                                                              0
28919                     Kings Plaza Fan Club, Inc.                                                               194
28920                     Lawndale Plaza Footaction, Inc.                                                            0
28921                     Dallas Galleria Footaction, Inc.                                                           0
28922                     Ala Moana Footaction, Inc.                                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28923                     Del Amo Fan Club, Inc.                                                                     0
28924                     Dartmouth Fan Club, Inc.                                                                   0
28925                     Fairfield Commons Fan Club, Inc.                                                           0
28926                     Cross County (N.Y.) Fan Club, Inc.                                                       407
28927                     Chula Vista Fan Club, Inc.                                                               250
28928                     Alexandria Mall Footaction, Inc.                                                       5,300
28929                     CROSSROADS CENTER FOOTACTION, INC.                                                         0
28930                     Crossgates Fan Club, Inc.                                                                  0
28931                     Square One Footaction, Inc.                                                                0
28932                     Southridge Footaction, Inc.                                                                0
28933                     Southland Mall Footaction, Inc.                                                            0
28934                     Solano Footaction, Inc.                                                                    0
28935                     West Towne Footaction, Inc.                                                              141
28936                     Fiesta Footaction, Inc.                                                                    0
28937                     Bel-Air Center Footaction, Inc.                                                            0
28938                     Bel Air Mall Footaction, Inc.                                                          1,230
28939                     West Ridge Footaction, Inc.                                                                0
28940                     Deptford Open Country, Inc.                                                                0
28941                     Desoto Square Mall Footaction, Inc.                                                        0
28942                     Dover Mall Footaction, Inc.                                                               11
28943                     Chatham Ridge Footaction, Inc.                                                             0
28944                     Cielo Vista Mall Footaction, Inc.                                                      5,344
28945                     San Leandro Footaction, Inc.                                                             250
28946                     CITY PLACE LONG BEACH FOOTACTION, INC.                                                     0
28947                     Ford City Footaction, Inc.                                                                 0
28948                     Gentilly Woods Footaction, Inc.                                                            0
28949                     Carson Mall Fan Club, Inc.                                                                 0
28950                     CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                 0
28951                     MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                              3,934
28952                     Seatac Footaction, Inc.                                                                    0
28953                     Westgate Footaction, Inc.                                                              5,062
28954                     Randall Park Footaction, Inc.                                                              0
28955                     Riverchase Footaction, Inc.                                                              110
28956                     Rimrock Footaction, Inc.                                                                   0
28957                     Central City Mall Fan Club, Inc.                                                           0
28958                     Animas Mall Footaction, Inc.                                                               0
28959                     Aventura Fan Club, Inc.                                                                    0
28960                     Fair Oaks Footaction, Inc.                                                                 0
28961                     EASTERN BOULEVARD FOOTACTION, INC.                                                       110
28962                     Eastfield Open Country, Inc.                                                               0
28963                     Coventry Mall Fan Club, Inc.                                                               0
28964                     Cordova Mall Footaction, Inc.                                                              0
28965                     Bannister Mall Footaction, Inc.                                                            0
28966                     Carlsbad Fan Club, Inc.                                                                    0
28967                     CAPITAL CENTRE FOOTACTION, INC.                                                            0
28968                     Canterbury Square Footaction, Inc.                                                         0
28969                     Cambridge Galleria Fan Club, Inc.                                                          0
28970                     Broad Street Footaction, Inc.                                                          2,000
28971                     Bossier Mall Footaction, Inc.                                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28972                     Bonita Fan Club, Inc.                                                                      0
28973                     Bay Plaza Footaction, Inc                                                                  0
28974                     164 North Star Mall Footaction, Inc.                                                       0
28975                     87TH AND COTTAGE GROVE FOOTACTION, INC.                                                    0
28976                     83 Central Mall Footaction, Inc.                                                           0
28977                     63rd & Western Footaction, Inc.                                                        7,621
28978                     34TH STREET FOOTACTION, INC.                                                             776
28979                     1162 Valla Linda Mall Footaction, Inc.                                                     0
28980                     305 Northline Mall Footaction, Inc.                                                    8,651
28981                     MELDISCO K-M BRISTOL, TENN., INC.                                                     16,612
28982                     MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                      18,500
28983                     MELDISCO K-M CHICO, CALIF., INC.                                                      14,381
28984                     MELDISCO K-M BRIDGEVILLE, PA., INC.                                                   19,433
28985                     MELDISCO K-M BROCKTON, MASS., INC.                                                    31,756
28986                     MELDISCO K-M BRICKTOWN, N.J., INC.                                                    18,323
28987                     MELDISCO K-M BREMERTON, WASH., INC.                                                   16,072
28988                     MELDISCO K-M CHILLI, N.Y., INC.                                                       13,692
28989                     MELDISCO K-M BOZEMAN, MONT., INC.                                                      9,090
28990                     MELDISCO K-M CHAMBERSBURG, PA., INC.                                                  25,331
28991                     MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                15,677
28992                     MELDISCO K-M BURTON, MICH., INC.                                                      17,643
28993                     MELDISCO K-M CLEARWATER, FLA., INC.                                                   22,647
28994                     MELDISCO K-M BURLINGTON, N.J., INC.                                                   20,503
28995                     MELDISCO K-M BURLINGTON, IOWA, INC.                                                    7,886
28996                     MELDISCO K-M BRUNSWICK, OHIO, INC.                                                    12,923
28997                     MELDISCO K-M CHARLESTON, W.VA., INC.                                                  28,588
28998                     MELDISCO K-M BRANDON,FLA.,INC                                                         31,920
28999                     MELDISCO K-M BOUNTIFUL, UTAH INC.                                                     14,233
29000                     MELDISCO K-M BOSSIER CITY, LA., INC.                                                  16,227
29001                     MELDISCO K-M BLAINE, MINN., INC.                                                      14,270
29002                     MELDISCO K-M IRMO, S.C., INC.                                                          8,647
29003                     MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                       13,893
29004                     MELDISCO K-M HOWELL, N.J., INC.                                                       16,133
29005                     MELDISCO K-M HOLLISTER, CA., INC.                                                     12,947
29006                     MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                           16,228
29007                     MELDISCO K-M INVERNESS, FL., INC.                                                     11,507
29008                     MELDISCO K-M HYATTSVILLE MD., INC.                                                    44,182
29009                     MELDISCO K-M HOPKINSVILLE, KY., INC.                                                   8,059
29010                     MELDISCO K-M IONIA, MICH., INC.                                                       11,565
29011                     MELDISCO K-M KEY WEST, FL., INC.                                                      32,841
29012                     MELDISCO K-M HOLMES, PA., INC.                                                        34,230
29013                     MELDISCO K-M JONESBORO, GA., INC.                                                     30,680
29014                     MELDISCO K-M LIBERTY, MO., INC.                                                        8,146
29015                     MELDISCO K-M LEXINGTON, SC., INC.                                                     17,592
29016                     MELDISCO K-M IDAHO FALLS, ID., INC.                                                   10,873
29017                     MELDISCO K-M JACKSON, WY., INC.                                                       12,484
29018                     MELDISCO K-M IWILEI, HI., INC.                                                        38,609
29019                     MELDISCO K-M KINGSBURG, CA., INC.                                                     16,135
29020                     MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                              21,770

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29021                     MELDISCO K-M LAKE MARY, FL., INC.                                                     14,251
29022                     MELDISCO K-M JUAN DIAZ, P.R., INC.                                                    43,440
29023                     MELDISCO K-M LEVITTOWN, NY., INC.                                                          9
29024                     MELDISCO K-M KINGSLAND, GA., INC.                                                     15,550
29025                     MELDISCO K-M LENEXA, KS., INC.                                                         8,911
29026                     MELDISCO K-M LEMOORE, CA., INC.                                                       18,265
29027                     MELDISCO K-M INDIO, CA., INC.                                                         29,833
29028                     MELDISCO K-M PARADISE, CA., INC.                                                      14,571
29029                     MELDISCO K-M COOS BAY, ORE., INC.                                                      8,026
29030                     MELDISCO K-M DAVIS RD., CA., INC.                                                     28,063
29031                     MELDISCO K-M GRAND BLANC, MICH., INC.                                                  9,524
29032                     MELDISCO K-M GLENMONT, N.Y., INC.                                                      8,006
29033                     MELDISCO K-M MT. PLEASANT, S.C., INC.                                                  6,499
29034                     MELDISCO K-M CARROLLTON, GA., INC.                                                    14,154
29035                     MELDISCO K-M ROCHESTER, N.H., INC.                                                    13,164
29036                     MELDISCO K-M KISSIMMEE, FLA., INC.                                                    50,584
29037                     MELDISCO K-M KEARNY, MO., INC.                                                         9,510
29038                     MELDISCO K-M MONTANA BLVD., TX., INC.                                                 28,129
29039                     MELDISCO K-M HERKIMER, N.Y., INC.                                                     22,614
29040                     MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                            23,770
29041                     MELDISCO K-M KILLEEN, TX., INC.                                                       15,700
29042                     MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                               34,532
29043                     MELDISCO K-M MORGANTON, N.C., INC.                                                    12,840
29044                     MELDISCO K-M CHEROKEE, IOWA, INC.                                                      6,346
29045                     MELDISCO K-M BENNINGTON, VT., INC.                                                    11,033
29046                     MELDISCO K-M EASTON, PA., INC.                                                        19,968
29047                     MELDISCO K-M PIKEVILLE, KY., INC.                                                     14,237
29048                     MELDISCO K-M NEWPORT, KY., INC.                                                       18,788
29049                     MELDISCO K-M WEST 3RD ST., CA., INC.                                                  57,796
29050                     MELDISCO K-M DICKINSON, N.D., INC.                                                     7,185
29051                     MELDISCO K-M OELWEIN, IOWA, INC.                                                       5,527
29052                     MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                             14,510
29053                     MELDISCO K-M DAVIE, FLA., INC.                                                        39,179
29054                     MELDISCO K-M BOONE, N.C., INC.                                                         8,358
29055                     MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                12,893
29056                     MELDISCO K-M RED OAK, IOWA, INC.                                                       4,829
29057                     MELDISCO K-M PALMER, MASS., INC.                                                      15,919
29058                     MELDISCO K-M HUNTINGTON, W.VA., INC.                                                  11,016
29059                     MELDISCO K-M SANFORD, N.C., INC.                                                       9,384
29060                     MELDISCO K-M RATON, N. M., INC.                                                        7,500
29061                     MELDISCO K-M REIDSVILLE, N.C., INC.                                                   16,219
29062                     MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                10,678
29063                     MELDISCO K-M MOORHEAD, MINN., INC.                                                     8,776
29064                     MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                     0
29065                     MELDISCO K-M FERGUS FALLS, MINN., INC.                                                 3,556
29066                     ALTON, ILL., MELDISCO K-M, INC.                                                       18,876
29067                     MELDISCO K-M FORT ATKINSON, WISC., INC.                                                8,365
29068                     MELDISCO K-M SARASOTA, FLA., INC.                                                     28,524
29069                     MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                       21,276

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29070                     MELDISCO K-M PUYALLUP, WASH., INC.                                                    10,467
29071                     MELDISCO K-M NATIONAL RD IND INC                                                      14,099
29072                     MELDISCO K-M RIDGE RD., N.Y., INC.                                                    18,064
29073                     MELDISCO K-M AVENEL, N.J., INC.                                                       32,295
29074                     MELDISCO K-M FAIRFAX, VA., INC.                                                       22,946
29075                     MELDISCO K-M SYKESVILLE, MD., INC.                                                     7,805
29076                     MELDISCO K-M CORBIN, KY., INC.                                                        21,711
29077                     MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                54,270
29078                     MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                           24,337
29079                     MILES MELDISCO K-M HAINES RD., PA., INC.                                              23,561
29080                     MILES MELDISCO K-M GROSEBECK, MICH., INC.                                             19,160
29081                     MILES MELDISCO K-M GREENFIELD, WISC., INC.                                            21,530
29082                     MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                           19,961
29083                     MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                            15,758
29084                     MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                          29,004
29085                     MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                               292
29086                     MILES MELDISCO K-M HOLLYWOOD FLA INC                                                  40,651
29087                     MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                       33,633
29088                     MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                       23,618
29089                     MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                             15,916
29090                     MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                      30,015
29091                     MILES MELDISCO K-M GREEN BAY, INC.                                                    20,560
29092                     MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                           21,750
29093                     MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                           21,461
29094                     MILES MELDISCO K-M JANESVILLE, WISC., INC.                                            14,644
29095                     MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                             9,743
29096                     MILES MELDISCO K-M H'WAY 24, MO., INC.                                                20,865
29097                     MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                         48,368
29098                     MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                             10,288
29099                     MILES MELDISCO K-M HIALEAH FLA INC                                                    82,673
29100                     MILES MELDISCO K-M HAZLET, N.J. INC.                                                  22,622
29101                     CROSS CREEK MALL FOOTACTION, INC.                                                      2,650
29102                     Tri-County Footaction, Inc.                                                                0
29103                     Northland Center Footaction, Inc.                                                          0
29104                     Pembroke Lakes Footaction, Inc.                                                            0
29105                     Harper Woods FootAction, Inc.                                                              0
29106                     Western Hills Footaction, Inc.                                                             0
29107                     Columbia Mall Footaction, Inc.                                                             0
29108                     Cumberland Footaction, Inc.                                                                0
29109                     Santa Anita Fan Club, Inc.                                                                 0
29110                     South Shore Footaction, Inc.                                                               0
29111                     Kenwood Footaction, Inc.                                                                   0
29112                     Columbus Mall Footaction, Inc.                                                             0
29113                     Crossroads FootAction, Inc.                                                                0
29114                     Northgate Footaction, Inc.                                                                 0
29115                     Great Northern Open Country, Inc.                                                          0
29116                     Merced Mall Footaction, Inc.                                                               0
29117                     Montgomery Mall Footaction, Inc.                                                           0
29118                     Ingleside Open Country, Inc.                                                               0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29119                     North Shore Footaction, Inc.                                                               0
29120                     Homiguero Footaction, Inc                                                                  0
29121                     Northwest Mall Footaction, Inc.                                                        5,242
29122                     Oglethorpe Footaction, Inc.                                                                0
29123                     Charleston Footaction, Inc.                                                                0
29124                     First Colony Footaction, Inc                                                           4,069
29125                     CRABTREE VALLEY FOOTACTION, INC.                                                           0
29126                     San Angelo Footaction, Inc.                                                                0
29127                     San Cados Footaction, Inc.                                                                 0
29128                     Rolling Acres Open Country, Inc.                                                           0
29129                     River Falls Footaction, Inc.                                                               0
29130                     Grand Avenue Footaction, Inc.                                                              0
29131                     Glendale Center Footaction, Inc.                                                           0
29132                     Dedham Mall Fan Club, Inc.                                                                 0
29133                     Lynnwood Footaction, Inc.                                                                  0
29134                     Metrocenter Mall Footaction, Inc.                                                          0
29135                     Green Acres Open Country, Inc.                                                             9
29136                     Roosevelt Field Open Country, Inc.                                                       154
29137                     Hickory Point Footaction, Inc.                                                           207
29138                     Fort Steuben Mall Footaction, Inc.                                                         0
29139                     Eagle Rock Plaza Footaction, Inc.                                                          0
29140                     MELDISCO K-M LONDON, OHIO, INC.                                                        8,765
29141                     MELDISCO K-M LONDON, KY., INC.                                                        14,001
29142                     MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                  65,994
29143                     MELDISCO K-M MARTINSBURG, W. VA., INC.                                                23,552
29144                     MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                          73,528
29145                     Midway Mall Footaction, Inc.                                                               0
29146                     Mainland Mall Footaction, Inc.                                                             0
29147                     N. County Fair (CA) Footaction, Inc.                                                       0
29148                     Deerbrook Mall Footaction, Inc.                                                            0
29149                     Jacksonville Mall Footaction, Inc.                                                       520
29150                     River Center Footaction, Inc.                                                              0
29151                     Rio Piedras Footaction, Inc.                                                               0
29152                     Lufkin Mall Footaction                                                                     0
29153                     Boulevard Mall Footaction, Inc.                                                            0
29154                     Mondawmin Footaction, Inc.                                                               168
29155                     Mall of America Footaction, Inc.                                                           0
29156                     Coliseum-Hampton Footaction, Inc.                                                          0
29157                     Pine Bluff Footaction, Inc.                                                                0
29158                     Galleria at Sunset Footaction, Inc.                                                      870
29159                     MELDISCO K-M CRANSTON, R.I., INC.                                                     42,502
29160                     MELDISCO K-M CRAIG, COLO., INC.                                                       10,774
29161                     MELDISCO K-M CONWAY, S.C., INC.                                                       12,445
29162                     MELDISCO K-M COLUMBUS, MISS., INC.                                                    17,714
29163                     MELDISCO K-M CLERMONT, FLA., INC.                                                     25,379
29164                     MELDISCO K-M CLEMMONS, N.C., INC.                                                     13,986
29165                     MELDISCO K-M CHARLES CITY, IA., INC.                                                  10,881
29166                     MELDISCO K-M CENTRE, AL., INC.                                                         8,206
29167                     MELDISCO K-M CAYEY, N.Y., INC.                                                        34,123

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29168                     MELDISCO K-M CARLISLE, PA., INC.                                                      17,834
29169                     MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                    13,723
29170                     MELDISCO K-M DE LAND, FLA., INC.                                                      18,110
29171                     MELDISCO K-M DEFIANCE, OH., INC.                                                      18,663
29172                     MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                              23,476
29173                     MELDISCO K-M DEMING, N.M. INC.                                                        10,398
29174                     MILES MELDISCO K-M ABELENE, TEXAS, INC.                                               23,850
29175                     MILES MELDISCO K-M ACCESS, TENN., INC.                                                16,126
29176                     MILES MELDISCO K-M ANDERSON, S.C., INC.                                               13,708
29177                     MELDISCO K-M WELLSVILLE, N.Y., INC.                                                   14,556
29178                     MELDISCO K-M WAYNESBORO, VA., INC.                                                    16,140
29179                     MELDISCO K-M WAYCROSS RD., OH., INC.                                                  17,564
29180                     MELDISCO K-M WINCHESTER RD., TN., INC.                                                20,610
29181                     MELDISCO K-M WIND GAP, PA., INC.                                                      18,420
29182                     MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                       19,337
29183                     MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                          39,948
29184                     MILES MELDISCO K-M 84TH AVE., COLO., INC.                                             30,297
29185                     PEORIA, IL., MELDISCO K-M, INC.                                                       18,937
29186                     MILES MELDISCO K-M POINT PLAZA, PA., INC.                                             20,339
29187                     MILES MELDISCO K-M PORT HURON, MICH., INC.                                            34,922
29188                     VILLA PARK, ILL., MELDISCO K-M, INC.                                                  25,049
29189                     ROUND LAKE, ILL., MELDISCO K-M, INC.                                                  33,464
29190                     PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                  117
29191                     MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                        14,780
29192                     MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                8,599
29193                     NORRIDGE, IL., MELDISCO K-M, INC.                                                     56,361
29194                     OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                        41,040
29195                     MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                            16,224
29196                     MILES MELDISCO K-M ROME, GA., INC.                                                    28,308
29197                     MILES MELDISCO K-M TEAL IND INC                                                       19,336
29198                     MILES MELDISCO K-M CLARKSVILLE IND INC                                                12,960
29199                     MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                       17,139
29200                     MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                               49,537
29201                     MILES MELDISCO K-M GREELEY, COLO., INC.                                               15,958
29202                     MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                             24,798
29203                     MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                           12,705
29204                     MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                             10,701
29205                     MELDISCO K-M 2606 ZION RD., KY., INC.                                                 10,825
29206                     MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                             22,539
29207                     MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                        12,573
29208                     MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                        16,838
29209                     MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                              16,426
29210                     MELDISCO K-M 7422 GALL BLVD., FL., INC.                                               23,214
29211                     MELDISCO K-M 1355 E. PASS RD., MS., INC.                                               8,985
29212                     MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                            16,845
29213                     MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                   23,262
29214                     MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                              14,203
29215                     MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                              13,904
29216                     MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                            9,761

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29217                     MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                         15,848
29218                     MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                             17,375
29219                     MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                              23,244
29220                     MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                             13,826
29221                     MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                       7,814
29222                     MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                           20,765
29223                     MELDISCO K-M 1401 SPRING ST., MI., INC.                                                7,553
29224                     MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                         9,299
29225                     MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                          11,664
29226                     MELDISCO K-M ALLIANCE, NEB., INC.                                                      5,554
29227                     MELDISCO K-M ALEXANDRIA, MN., INC.                                                     9,683
29228                     MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                         19,081
29229                     MELDISCO K-M ABINGDON, VA., INC.                                                      26,292
29230                     MELDISCO K-M AGUADILLA, N.Y., INC.                                                    71,187
29231                     MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                        11,406
29232                     MELDISCO K-M 8601K WEST M-55, MI., INC.                                                7,839
29233                     MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                            29,112
29234                     MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                          25,583
29235                     MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                               13,872
29236                     MELDISCO K-M 4700 SECOND AVE., NE., INC.                                               8,791
29237                     MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                              11,592
29238                     MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                         12,440
29239                     MELDISCO K-M 3790 THIRD ST., FL., INC.                                                     0
29240                     MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                            16,553
29241                     MELDISCO K-M 3655 PLANK RD., VA., INC.                                                17,410
29242                     MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                         18,708
29243                     MELDISCO K-M 2110 SO. M-76, MI., INC.                                                 12,296
29244                     MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                         18,040
29245                     MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                       15,342
29246                     MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                             10,874
29247                     MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                             8,753
29248                     MELDISCO K-M SOUTHBURY, CT., INC.                                                     19,411
29249                     MELDISCO K-M CAMINO DR., CAL., INC.                                                   11,381
29250                     MELDISCO K-M VIRGINIA, MN., INC.                                                       7,637
29251                     MELDISCO K-M THEODORE, ALA., INC.                                                     14,285
29252                     MELDISCO K-M THREE NOTCH RD., MD., INC.                                               19,627
29253                     MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                  19,948
29254                     MELDISCO K-M TITUSVILLE, FL., INC.                                                    17,934
29255                     MELDISCO K-M TOLLESON, AZ., INC.                                                      27,864
29256                     MELDISCO K-M TURNER LAKE RD., GA., INC.                                               19,545
29257                     MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                            11,480
29258                     MELDISCO K-M VEGA BAJA, P.R., INC.                                                    45,555
29259                     MELDISCO K-M VERNAL, UT., INC.                                                         7,764
29260                     MELDISCO K-M WILLIAMSBURG, VA., INC.                                                  16,967
29261                     MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                 51,657
29262                     MELDISCO K-M TEMECULA, CA., INC.                                                      20,117
29263                     MELDISCO K-M SWEETWATER, TN., INC.                                                    18,565
29264                     MELDISCO K-M THE DALLES, OR., INC.                                                    13,842
29265                     MELDISCO K-M SOMERVILLE, N.J., INC.                                                   18,097

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29266                     MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                 14,444
29267                     MELDISCO K-M SPANAWAY, WA., INC.                                                      15,147
29268                     MELDISCO K-M SPRINGBORO, OH., INC.                                                     8,626
29269                     MELDISCO K-M SPEARFISH, SD., INC.                                                     10,122
29270                     MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                 14,690
29271                     MELDISCO K-M COX CREEK, AL., INC.                                                     17,212
29272                     MELDISCO K-M CROSSTOWN RD., GA., INC.                                                 13,381
29273                     MELDISCO K-M CORVALLIS, OR., INC.                                                     13,389
29274                     MELDISCO K-M GILLETTE, WYO., INC.                                                     10,916
29275                     MELDISCO K-M EASLEY, S.C., INC.                                                       18,445
29276                     MELDISCO K-M WASCO, CA., INC.                                                         18,489
29277                     MELDISCO K-M WEBSTER, NY., INC.                                                       21,354
29278                     MELDISCO K-M WENATCHEE, WASH., INC.                                                   10,308
29279                     MELDISCO K-M WEST ALLIS, WI., INC.                                                    25,742
29280                     MELDISCO K-M WEST BABYLON, N.Y., INC.                                                 50,960
29281                     MELDISCO K-M SWEETWATER, TX., INC.                                                    12,981
29282                     MELDISCO K-M WEST BROADWAY, IN., INC.                                                  4,742
29283                     MELDISCO K-M WEST VALLEY CITY, UT., INC.                                              13,694
29284                     MELDISCO K-M WEXFORD, PA., INC.                                                       17,142
29285                     MELDISCO K-M WAUPACA, WI., INC.                                                       15,307
29286                     MELDISCO K-M WESTWOOD, N.J.                                                           23,841
29287                     MELDISCO K-M SPRINGFIELD, MO., INC.                                                   10,220
29288                     Dallas Feet, Inc.                                                                          0
29289                     SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                    0
29290                     Pembroke Feet, Inc.                                                                        0
29291                     Jackson Feet, Inc.                                                                         0
29292                     Austin Feet, Inc.                                                                          0
29293                     East 41st Street Feet, Inc.                                                                0
29294                     Sanford Feet, Inc.                                                                         0
29295                     Germantown Pkwy. Feet, Inc.                                                               20
29296                     Cortana Feet, Inc.                                                                         0
29297                     Knoxville Feet, Inc.                                                                   4,330
29298                     Independence Feet, Inc.                                                                    0
29299                     Westheimer Feet, Inc.                                                                 13,766
29300                     Lewisville Feet, Inc.                                                                      0
29301                     San Pedro Avenue Feet, Inc.                                                                0
29302                     Ft. Lauderdale Feet, Inc.                                                                  0
29303                     Cutler Avenue Feet, Inc.                                                                   0
29304                     Arlington Feet, Inc.                                                                       0
29305                     Tulsa Feet, Inc.                                                                           0
29306                     Plano Feet, Inc.                                                                           0
29307                     El Paso Feet, Inc.                                                                        39
29308                     Albuquerque Feet, Inc.                                                                     0
29309                     MELDISCO K-M MANTECA, CA., INC.                                                       13,175
29310                     MELDISCO K-M MANAHAWKIN, N.J., INC.                                                   18,851
29311                     Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                          18,159
29312                     MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                             39,344
29313                     MELDISCO K-M MILTON, FLA., INC.                                                       16,090
29314                     MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                 17,339

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29315                     MELDISCO K-M MATAMORAS, PA., INC.                                                     22,857
29316                     MELDISCO K-M MAYAGUEZ, PR., INC.                                                      58,429
29317                     MELDISCO K-M MENTOR, OHIO, INC.                                                       31,047
29318                     MELDISCO K-M FREMONT, OH., INC.                                                       17,835
29319                     MELDISCO K-M HUMMELSTOWN, PA., INC.                                                   13,192
29320                     MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                        21,640
29321                     MELDISCO K-M LAKEPORT, CA., INC.                                                      22,900
29322                     MELDISCO K-M LAREDO, TX., INC.                                                        52,386
29323                     MELDISCO K-M KENTON, OHIO, INC.                                                       15,651
29324                     MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                33,177
29325                     MELDISCO K-M LACKAWANNA, N.Y., INC.                                                   26,021
29326                     MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                             19,447
29327                     MELDISCO K-M FENTON, MICH., INC.                                                      15,280
29328                     MELDISCO K-M GASTONIA, N.C., INC.                                                     23,701
29329                     MELDISCO K-M HANOVER, PA., INC.                                                            0
29330                     MELDISCO K-M HASTINGS, NEB., INC.                                                      5,325
29331                     MELDISCO K-M HONESDALE, PA., INC.                                                     14,013
29332                     MELDISCO K-M HONOLULU, N.Y., INC.                                                     33,001
29333                     MELDISCO K-M JOHNSON CITY, TN., INC.                                                  32,678
29334                     MELDISCO K-M JACKSONVILLE, FLA., INC.                                                 27,652
29335                     MELDISCO K-M JACKSON, MICH., INC.                                                     16,065
29336                     MELDISCO K-M FORT ST. & PA., MI., INC.                                                39,933
29337                     MELDISCO K-M RUTLAND, VT., INC.                                                       13,198
29338                     MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                 52,237
29339                     MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                             43,788
29340                     MELDISCO K-M SANDY, UTAH, INC.                                                        13,802
29341                     MELDISCO K-M SIDNEY, N.Y., INC.                                                       18,737
29342                     MELDISCO K-M SOUTHAVEN, MISS., INC.                                                   22,912
29343                     MELDISCO K-M TOWANDA, PA., INC.                                                       15,072
29344                     MELDISCO K-M ROBERT ST., MINN., INC.                                                  17,370
29345                     MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                      16,557
29346                     MELDISCO K-M WARWICK BLVD., VA., INC.                                                 22,841
29347                     MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                              17,381
29348                     MELDISCO K-M STUART, FLA., INC.                                                       15,252
29349                     MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                       42,914
29350                     MELDISCO K-M TAMUNING, GUAM, INC.                                                     86,936
29351                     MELDISCO K-M TUSTIN, CA., INC.                                                        31,193
29352                     MELDISCO K-M VERSAILLES, KY., INC.                                                    11,064
29353                     MELDISCO K-M W. MARKET ST.,N.C.,INC                                                   21,797
29354                     MELDISCO K-M WATERTOWN, N.Y., INC.                                                    17,293
29355                     MELDISCO K-M WALNUTPORT, PA., INC.                                                    29,718
29356                     MELDISCO K-M WARREN, OHIO, INC.                                                       39,503
29357                     MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                  16,284
29358                     MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                22,006
29359                     MELDISCO K-M NEW LEBANON, OH., INC.                                                   11,547
29360                     MELDISCO K-M OAK HILL, WV., INC.                                                      12,408
29361                     MELDISCO K-M OVERTON CROSSING, TENN., INC.                                            28,508
29362                     MELDISCO K-M PARSIPPANY, N.J., INC.                                                   24,246
29363                     MELDISCO K-M PELL CITY, AL., INC.                                                     15,438

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29364                     MELDISCO K-M PEORIA, ARIZ., INC.                                                      25,613
29365                     MELDISCO K-M MORGANTOWN, WV., INC.                                                    21,066
29366                     MELDISCO K-M LEWISBURG, WV., INC.                                                     12,935
29367                     1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                            11,874
29368                     MELDISCO K-M PERRY, FLA., INC.                                                         8,805
29369                     MELDISCO K-M PLATTEVILLE, WISC., INC.                                                 11,154
29370                     MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                            37,689
29371                     MELDISCO K-M PORT ROYAL, FLA., INC.                                                   61,833
29372                     MELDISCO K-M ST. CROIX, N.Y., INC.                                                    56,267
29373                     MELDISCO K-M PORTAGE IN INC                                                           30,770
29374                     MELDISCO K-M POWAY, CA., INC.                                                         15,626
29375                     MELDISCO K-M POWER RD., AZ., INC.                                                     28,158
29376                     MELDISCO K-M N. 32 ST., ARIZ., INC.                                                   24,591
29377                     MELDISCO K-M N. novUSTA, S.C., INC.                                                   10,738
29378                     MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                 40,032
29379                     MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                             50,553
29380                     MELDISCO K-M PR #22 & PR #18, PR., INC.                                               86,159
29381                     MELDISCO K-M PUTNAM, CONN., INC.                                                      17,251
29382                     MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                22,230
29383                     MELDISCO K-M QUEENSBURY, N.Y., INC.                                                   31,396
29384                     MELDISCO K-M RENO, PA., INC.                                                          16,079
29385                     MELDISCO K-M DECATUR IND INC                                                           6,209
29386                     MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                           11,401
29387                     MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                             25,422
29388                     MELDISCO K-M COLLEGE AVE., CA., INC.                                                  14,274
29389                     MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                 19,471
29390                     MELDISCO K-M COLUMBIA, PA., INC.                                                      18,750
29391                     MELDISCO K-M EMMET ST., NEB., INC.                                                    15,509
29392                     MELDISCO K-M COLUMBUS, IN., INC.                                                       8,950
29393                     MELDISCO K-M ELLENTON, FL., INC.                                                      31,714
29394                     MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                 24,089
29395                     MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                        48,935
29396                     MELDISCO K-M McMURRAY, PA., INC.                                                      17,478
29397                     MELDISCO K-M DRAPER, UT., INC.                                                         9,897
29398                     MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                            17,291
29399                     MELDISCO K-M DETROIT LAKES, MN., INC.                                                  9,672
29400                     MELDISCO K-M CLEVELAND, TN., INC.                                                     18,394
29401                     MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                 20,282
29402                     MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                           16,978
29403                     MELDISCO K-M DOYLESTOWN, PA., INC.                                                    22,010
29404                     MELDISCO K-M ELKINS, W.VA., INC.                                                       9,135
29405                     MELDISCO K-M HARRISON, OH., INC.                                                      20,782
29406                     MELDISCO K-M HILLMAN ST., CA., INC.                                                   16,759
29407                     MELDISCO K-M HWY. #127, KY., INC.                                                     13,418
29408                     MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                              22,140
29409                     MELDISCO K-M CORINTH, MS., INC.                                                       13,043
29410                     MELDISCO K-M COUNTY LINE RD., CA., INC.                                               34,977
29411                     MELDISCO K-M CLARKSVILLE, TENN., INC.                                                 15,595
29412                     MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                               9,904

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29413                     MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                28,476
29414                     MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                            14,486
29415                     MELDISCO K-M COALINGA, CA., INC.                                                      21,256
29416                     MELDISCO K-M CLINTON, TN., INC.                                                        9,240
29417                     MELDISCO K-M CLINTON, OKLA., INC.                                                     10,718
29418                     MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                12,681
29419                     MELDISCO K-M CLARKSBURG, WV., INC                                                     15,172
29420                     MELDISCO K-M COMERIO AVE., PR., INC.                                                  59,981
29421                     HINSDALE, ILL., MILES MELDISCO K-M, INC.                                              17,243
29422                     GRANITE CITY, ILL., MELDISCO K-M, INC.                                                16,920
29423                     FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                30,535
29424                     MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                           9,402
29425                     MELDISCO K-M ABERDEEN, S.D., INC.                                                     11,801
29426                     JOLIET, ILL., MELDISCO K-M, INC.                                                      20,137
29427                     MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                 15,895
29428                     EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                     16,953
29429                     MELDISCO K-M 18 MILE RD., MICH., INC.                                                 15,624
29430                     MELDISCO K-M CONOVER, NC., INC.                                                       22,193
29431                     EMPIRE, ILL., MELDISCO K-M, INC.                                                      19,127
29432                     CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                  14,754
29433                     23RD AVE., ILL., MELDISCO K-M, INC.                                                   15,020
29434                     MELDISCO K-M BELLEVILLE, MICH., INC.                                                  17,533
29435                     MELDISCO K-M BEAVERTON, ORE., INC.                                                    25,480
29436                     MELDISCO K-M BAY RD., MICH., INC.                                                     12,765
29437                     BELVIDERE RD., ILL., MELDISCO K-M, INC.                                               36,035
29438                     CARBONDALE, ILL., MELDISCO K-M, INC.                                                  12,646
29439                     BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                  50,388
29440                     MELDISCO K-M 850 SADLER ROAD, FL., INC.                                               10,465
29441                     MELDISCO K-M AUBURN, ALA., INC.                                                       10,978
29442                     MELDISCO K-M BELLINGHAM, WASH., INC.                                                  19,446
29443                     MELDISCO K-M APALACHEE PKW., FLA, INC                                                 18,891
29444                     MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                13,121
29445                     MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                            16,870
29446                     MELDISCO K-M 52ND ST., WISC., INC.                                                    19,230
29447                     MELDISCO K-M 34TH ST., FLA., INC.                                                     19,729
29448                     MELDISCO K-M BILLERICA, MASS., INC.                                                   16,946
29449                     MELDISCO K-M BERLIN, N.J., INC.                                                       16,419
29450                     MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                            25,677
29451                     MELDISCO K-M SENECA, S.C., INC.                                                       10,261
29452                     MELDISCO K-M ST JOHN IN INC                                                           16,084
29453                     MELDISCO K-M PERRYSBURG, OH., INC.                                                     7,666
29454                     MELDISCO K-M PARRISH AVE., KY., INC.                                                   8,353
29455                     MELDISCO K-M MONTICELLO, MN., INC.                                                    12,030
29456                     MELDISCO K-M PALMER PARK BLVD., CO., INC.                                             10,924
29457                     MELDISCO K-M PACE PARKWAY, GA., INC.                                                  21,756
29458                     MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                            12,330
29459                     MELDISCO K-M ANNISTON, ALA., INC.                                                     16,897
29460                     MELDISCO K-M 4570 LADSON ROAD,   INC.                                                 12,136
29461                     MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                             18,954

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29462                     MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                40,940
29463                     MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                           17,517
29464                     MELDISCO K-M SMYRNA, TN., INC.                                                        11,675
29465                     MELDISCO K-M SHOW LOW, AZ., INC.                                                      13,074
29466                     SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                             28,408
29467                     MELDISCO K-M SHIPPENSBURG, PA., INC.                                                  10,694
29468                     MELDISCO K-M SHAWANO, WI., INC.                                                       10,333
29469                     MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                           103,470
29470                     MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                              13,606
29471                     MELDISCO K-M HASTINGS, MI., INC.                                                      16,984
29472                     MILES MELDISCO K-M CASPER, WYO., INC.                                                 16,371
29473                     STREATOR, IL., MELDISCO K-M, INC.                                                     11,314
29474                     MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                             39,049
29475                     MELDISCO K-M PHENIX CITY, ALA., INC.                                                  21,853
29476                     MELDISCO K-M OSCODA, MI, INC.                                                         14,957
29477                     MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                          21,673
29478                     MELDISCO K-M HERMITAGE, PA., INC.                                                     13,772
29479                     MELDISCO K-M GLASGOW, KY., INC.                                                       13,781
29480                     MELDISCO K-M ELKVIEW, W.V., INC.                                                      16,237
29481                     MELDISCO K-M RACINE, WISC., INC.                                                      20,731
29482                     MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                          58,242
29483                     MELDISCO K-M WALL, NJ., INC.                                                          22,507
29484                     MELDISCO K-M GLENDIVE, MONT., INC.                                                     8,039
29485                     MELDISCO K-M GLEN BURNIE, MD., INC.                                                   23,602
29486                     MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                          26,033
29487                     MELDISCO K-M CORNELIA, GA., INC.                                                      17,673
29488                     MELDISCO K-M PRICE, UT., INC.                                                          9,951
29489                     MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                               16,852
29490                     MELDISCO K-M HIGH RIDGE, MO., INC.                                                     7,464
29491                     MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                10,905
29492                     MELDISCO K-M HAMILTON, MT., INC.                                                      15,429
29493                     MELDISCO K-M HENDERSONVILLE, N.C., INC.                                               13,975
29494                     MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                             0
29495                     MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                 1,127
29496                     MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                 838
29497                     MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                              264
29498                     MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                              2,000
29499                     MELDISCO/PAY LESS HENDERSON, NV., INC.                                                 1,150
27055                     SHOE ZONE #8417                                                                            0
27066                     SHOE ZONE 8438, INC.                                                                       0

                                                                                         TOTAL              53,793,680


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


ADDITIONAL DATA                                                      SCHEDULE 4

----------------------------------------------------------------------------------------------------------------------------------
CASH SUMMARY
                                                                                                                           Amount
                                                                                                                           ------
Total Cash                                                                                                                $ 198.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                            ACCOUNTS RECEIVABLE AGING SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                         Athletic          Meldisco
                                                         Division          Division          Corporate              Total
                                                     -----------------------------------------------------------------------------
0 to 30 days old                                                     -              5.3                  0.3                  5.6
31 to 60 days old                                                    -              0.2                  0.1                  0.3
61 to 90 days old                                                    -                -                  0.1                  0.1
91+ days old                                                       0.2              0.1                    -                  0.3
                                                     -----------------------------------------------------------------------------

Total Accounts Receivable                                          0.2              5.6                  0.5                  6.3
Amount considered uncollectable                                   (0.2)               -                 (0.1)                (0.3)
                                                     -----------------------------------------------------------------------------

Net Accounts Receivable                                              -              5.6                  0.4                  6.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                     SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                         Athletic          Meldisco
                                                         Division          Division          Corporate              Total
                                                     -----------------------------------------------------------------------------

current                                                              -             72.8                    -                 72.8
0 to 30 days past due                                                -             10.4                    -                 10.4
31 to 60 days past due                                               -              0.1                    -                  0.1
61 to 90 days past due                                               -                -                    -                    -
91+ days past due                                                 (1.9)             0.7                    -                 (1.2)
                                                     -----------------------------------------------------------------------------

Total Accounts Payable                            **              (1.9)            84.0                    -                 82.1
----------------------------------------------------------------------------------------------------------------------------------


** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


ADDITIONAL DATA (CONTINUED)                              SCHEDULE 4 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------
SUMMARY OF TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------
                                    BEGINNING       AMOUNT                                                            ENDING
                                       TAX        WITHHELD OR      AMOUNT           DATE        CHECK NO.              TAX
                                    LIABILITY       ACCRUED         PAID            PAID         OR EFT             LIABILITY
=============================================================================================================================
 Federal
-----------------------------------------------------------------------------------------------------------------------------
 Withholding                            1.0            1.3           1.3           various    EFT                        1.0
-----------------------------------------------------------------------------------------------------------------------------
 FICA-employee & employer               1.1            1.5           0.7           various    EFT                        1.9
-----------------------------------------------------------------------------------------------------------------------------
 Unemployment                             -              -           0.1           various    EFT                       (0.1)
-----------------------------------------------------------------------------------------------------------------------------
 Income                                 0.1            1.7           1.3                                                 0.5
-----------------------------------------------------------------------------------------------------------------------------
 Other:                                 2.3            0.2           0.2                                                 2.3
-----------------------------------------------------------------------------------------------------------------------------
    Total Federal Taxes                 4.5            4.7           3.6                                                 5.6
-----------------------------------------------------------------------------------------------------------------------------
 State and Local
-----------------------------------------------------------------------------------------------------------------------------
 Withholding                            0.4            0.3           0.2           various    EFT & checks               0.5
-----------------------------------------------------------------------------------------------------------------------------
 Sales                                 (0.8)             -             -       Mar 15 & 20    EFT & checks              (0.8)
-----------------------------------------------------------------------------------------------------------------------------
 Excise                                 1.4            0.2           0.3                                                 1.3
-----------------------------------------------------------------------------------------------------------------------------
 Unemployment                           0.5            0.2             -           various    EFT & checks               0.7
-----------------------------------------------------------------------------------------------------------------------------
 Real Property                          1.7              -             -           various    EFT & checks               1.7
-----------------------------------------------------------------------------------------------------------------------------
 Personal Property                      3.3            0.1           0.1                                                 3.3
-----------------------------------------------------------------------------------------------------------------------------
 Income                                 2.0           (1.4)          0.1                                                 0.5
-----------------------------------------------------------------------------------------------------------------------------
    Total State and Local               8.5           (0.6)          0.7                                                 7.2
-----------------------------------------------------------------------------------------------------------------------------
 Total Taxes                           13.0            4.1           4.3                 -          -                   12.8
-----------------------------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                  Jointly Administered
March 2005 Monthly Operating Report


CERTIFICATIONS                                                      SCHEDULE 5


Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.


Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.


Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.


Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:  April 29, 2005                          By: /s/ Richard L. Robbins
       -------------------------------------       ----------------------



Title: Senior V.P. of Financial
       Reporting and Control                   Name: Richard L. Robbins
       -------------------------------------         --------------------